PARNASSUS FUNDS

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04044

Parnassus Funds

(Exact name of registrant as specified in charter)

1 Market Street, Suite 1600, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marc C. Mahon

Parnassus Funds

1 Market Street, Suite 1600, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 778-0200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Item 1:	Report to Shareholders

THE PARNASSUS FUNDSSM

Annual Report December 31, 2008

Parnassus Fund Parnassus Small-Cap Fund

Parnassus Equity Income Fund Parnassus Workplace Fund

Parnassus Mid-Cap Fund Parnassus Fixed-Income Fund

Parnassus Fund	(PARNX	)
Parnassus Equity Income Fund–Investor Shares	(PRBLX	)
Parnassus Equity Income Fund–Institutional Shares	(PRILX	)
Parnassus Mid-Cap Fund	(PARMX	)
Parnassus Small-Cap Fund	(PARSX	)
Parnassus Workplace Fund	(PARWX	)
Parnassus Fixed-Income Fund	(PRFIX	)

THE PARNASSUS FUNDSSM

February 9, 2009

DEAR SHAREHOLDER:

The worst financial crisis of my career took place in 2008. In my lifetime, I have never seen anything like it. Major financial institutions have disappeared, and we have seen the end of investment banking as a separate industry. Morgan Stanley and Goldman Sachs, the two most famous investment banks, have become commercial banks and will now have much heavier regulation that will certainly put a damper on their swashbuckling ways. The other large investment banks, Lehman Brothers, Bear Stearns and Merrill Lynch, have completely disappeared either into bankruptcy or into the inner workings of huge financial conglomerates. Large commercial banks have also disappeared, including Washington Mutual and Wachovia. Fannie Mae and Freddie Mac, the two enormous financial institutions that hold half the country’s mortgages, have seen their shareholders wiped out and have been effectively nationalized. In the meantime, home prices have dropped almost 30% on a nationwide basis and last year, the stock market lost more than a third of its value. The economy is now in a deep recession.

Although the country finds itself in dire economic circumstances, both the U.S. Treasury and the Federal Reserve have taken strong action to pull us out of the slump. The thing that makes me most hopeful, though, is the new President and his economic team. So far, his economic appointments have been flawless. President Obama has the right temperament, the right vision and the leadership qualities that will help the nation recover.

Although all five of our equity funds have sustained significant losses, I am happy to report that all of them have outperformed both their Lipper peer groups and their stock market benchmarks. Most impressive has been portfolio manager Todd Ahlsten, whose Parnassus Equity Income Fund beat the S&P 500 Index by 14 percentage points in 2008. As you’ll see in this report, the Parnassus Equity Income Fund is far ahead of all its benchmarks for the three-, five- and ten-year periods as well.

Parnassus Investments Celebrates 25 Years

Parnassus Investments will be celebrating its 25th year anniversary in 2009. It was in 1984 that we launched our first fund, and there remain some very long-term shareholders who have been with us since the beginning. In November we hope to host an event to recognize all our shareholders, and once the date is set I encourage you to plan a trip to San Francisco to celebrate with us in person. We are proud to have earned your trust and confidence and are looking forward to serving you for many years to come.

New Intern

I’m pleased to announce that we have a very highly-qualified individual joining us as an intern. Vikram Gupta is an economics graduate of the University of California at Berkeley. He worked as an investment banking analyst in the Leveraged Finance Group of Credit Suisse First Boston in New York, then served as an associate and later as a principal with the JPMorgan Partners, the private equity/venture capital arm of JPMorgan. In his spare time, Vik enjoys running, hiking, skiing and traveling.

Thank you for investing in the Parnassus Funds.

Yours truly,

Jerome L. Dodson, President

Parnassus Investments

The Parnassus Funds	1

THE PARNASSUS FUND

As of December 31, 2008, the net asset value per share (“NAV”) of the Parnassus Fund was $23.59, so after taking dividends into account, the total return for the quarter was a loss of 26.57%. This compares to a loss of 21.94% for the S&P 500 Index (“S&P 500”), a loss of 22.94% for the average multi-cap core fund followed by Lipper Inc. (“Lipper average”) and a loss of 24.37% for the NASDAQ Composite Index (“NASDAQ”). For the quarter, we lagged all three indices, but we did finish well ahead of the benchmarks for the year. For 2008, the Fund’s total return was a loss of 34.12%, compared to a loss of 37.00% for the S&P 500, a loss of 38.79% for the Lipper average and a loss of 39.98% for the NASDAQ.

Below are a table and a graph comparing the Parnassus Fund with the S&P 500, the NASDAQ and the Lipper Multi-Cap Core Average over the past one-, three-, five- and ten-year periods. You will notice that we are ahead of all the benchmarks for the three-year period. For the five-year period, we beat the NASDAQ, but we’re behind the S&P 500 and the Lipper average. For the longer-term period of ten-years, we’re ahead of all the indices.

Average Annual Total Returns

for periods ended December 31, 2008

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
THE PARNASSUS FUND	(34.12%)	(7.39%)	(3.28%)	1.46%	1.00%	0.99%
S&P 500 Index	(37.00%)	(8.36%)	(2.19%)	(1.38%)	NA	NA
Lipper Multi-Cap Core Average	(38.79%)	(9.66%)	(2.61%)	0.82%	NA	NA
Nasdaq Composite Index	(39.98%)	(9.81%)	(3.95%)	(2.71%)	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Index and the NASDAQ Composite Index are unmanaged indices of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Prior to May 1, 2004, the Parnassus Fund charged a sales load (maximum of 3.5%), which is not reflected in the total return calculations. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is available on the Parnassus website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2008, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.99% of net assets, exclusive of acquired fund fees, until May 1, 2009. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

Company Analysis

Our normal practice is to describe which companies had the most impact on the Fund during the year, then briefly explain what caused them to move up or down. It’s difficult to do that this year, since stocks traded on fear, and good companies saw their stock prices crash just as mediocre companies did. In any case, here are six companies that had the most negative impact, each one causing the NAV to drop by 60¢ or more.

Ciena Corporation, a maker of optical network products for telecommunications, hurt our performance the most. It knocked down the price of each Parnassus share by $1.22, as its price sank 80.4% from $34.11 at the beginning of the year to $6.70 by the end. Phone companies, like all businesses, are trying to conserve cash, so they have reduced their capital spending, impacting the sale of Ciena products. I plan to retain Ciena, because demand should increase by the end of 2009, as phone companies have to start adding to their networks.

Refiner Valero Energy cut a very substantial $1.17 off the NAV, as its stock fell from $70.03 at the start of the year to $21.64 by year’s end for a drop of 69.1%. Demand for gasoline dropped as fuel prices increased early in the year, and this caused the company to cut back production. Demand did not pick up much as prices fell later in the year. Valero’s margins also suffered when the “crack spread” (the difference between the cost of crude oil and the price of refined products like gasoline) decreased because gasoline prices dropped faster than the price of crude oil. We’ll continue to hold the stock, since we expect margins to recover in 2009.

2	The Parnassus Funds

Fannie Mae cost the Fund 84¢ on the NAV, as it sank from our cost of $11.31 to $0.95, where we sold it after the announcement that the federal government was taking over the company. Before the government takeover, both Fannie Mae and the federal regulator said that the company had enough capital to weather the storm, so we decided to hold onto the stock. As it turned out, this was not the right decision.

Intel dropped 45.0% during the year, falling from $26.66 to $14.66, thereby slicing 82¢ off each fund share. The recession has reduced demand for electronic products, so semiconductor sales have been disappointing. We’ll continue to hold Intel’s stock, since it’s a solid company that should make a strong comeback once the recovery starts.

American Express cost the Fund 69¢, sinking 52.9% from $39.36 where we bought it during the year until it hit $18.55 by end of the period. At the time we invested, I thought the stock was a bargain, since it had been as high as $65.89 in July of 2007 and traded around $52 at the beginning of the year. American Express was affected because it relies on the credit markets to fund its card business, and investors are concerned that its customers might not be able to pay back what they owe. We’re holding onto the stock, since we think it will move much higher once the recovery gets started.

Powerwave Technologies, a manufacturer and distributor of products for wireless telephone networks, saw its stock fall 87.6% from $4.03 to $0.50, costing the Fund 63¢ per share. Wireless phone companies are hanging onto their cash because of all the economic uncertainty, so they’re not investing much in their networks.

Believe it or not, we had six companies that contributed 20¢ or more to the NAV for the year. In some cases, these companies made a positive contribution to the NAV based on special circumstances.

Valeant Pharmaceuticals added 39¢ to each Parnassus share, as its stock soared 51.6% from $11.97 at the start of 2008 to $18.15 where we sold it late in the year. The company brought out new products, and the CEO restructured what had been an unwieldy organization into a more efficient and rational operation with lower costs. We sold the stock because we thought it had reached its intrinsic value.

Wells Fargo added 36¢ to the NAV, even though its stock dropped 2.4% during the year from $30.19 to $29.48. Your first thought may be that I worked some magic on this stock, or that I might be trying to pull a fast one. In fact, the explanation is pretty straightforward. We didn’t buy any stock at $30 early in the year, but waited until it dropped well below that figure, accumulating most of our shares after it dropped into the mid-20s. In late September and early October when the stock climbed above $37, we sold half of our shares. At that point, Wells Fargo was one of the few banks that looked financially strong, so its stock climbed above $37 a share before it came back to earth. We’re still holding onto half our shares.

A similar thing happened with Qualcomm, the San Diego-based company that makes software and semiconductors that power wireless telecommunications equipment, including cell phones. The stock started the year at $39.35 and ended at $35.83 for a decline of 8.9%. However, we sold most of our Qualcomm stock in August, when the price had risen to about $54 a share.

The Parnassus Funds	3

Even more remarkable is the case of W&T Offshore, a company that explores for and produces petroleum. The shares started the year at $29.96 and ended at $14.32 for a frightening drop of 52.2%. Yet, the stock contributed 29¢ to the NAV. What happened was that we sold most of our shares in the late spring and early summer at prices well over $50, as the price of oil moved up to $140 a barrel. Now that the price of oil is below $50 a barrel, we’ve bought more shares.

Mentor Graphics, the Oregon-based maker of software used to design semiconductors, added 20¢ to each Parnassus share, even though the stock plunged 52.0% from $10.78 to $5.17 at the end of the year. We sold all our shares in June around $15.40 when Cadence Design made a hostile takeover offer at $16 a share.

BEA Systems, a provider of business enterprise software, contributed 20¢ to the NAV as it rose 22.8% from $15.78 to $19.38 on a buyout by Oracle.

Outlook and Strategy

Right now, stocks are trading not on fundamentals but fear. Valuations are as low as I can remember, reflecting the dismal state of the economy. If the economy continues this way, then the valuations are accurate. However, if the economy starts to recover sometime this year, the stock market should move much higher. Since the stock market is a discounting mechanism, it should come back before the economy does. We don’t know when the recovery will occur, and stocks seem to have hit bottom, so we’re staying fully invested in good companies now trading at bargain prices.

Jerome L. Dodson, President

Parnassus Investments

4	The Parnassus Funds

THE PARNASSUS EQUITY INCOME FUND

As of December 31, 2008, the net asset value per share (“NAV”) of the Parnassus Equity Income Fund – Investor Shares was $19.29. After taking dividends into account, the total return for the year was a loss of 22.95%. This compares to a decline of 37.00% for the S&P 500 Index (“S&P 500”) and a loss of 33.77% for the average equity income fund followed by Lipper Inc. (“Lipper average”). For the fourth quarter, the Fund was down 19.16% versus a decline of 21.94% for the S&P 500 and drop of 19.53% for the Lipper average. While I hate to lose money, the Fund fell far less than its peer group during 2008’s “once in a generation” stock market decline. We were able to cushion the loss, outperforming the S&P 500 by such a wide margin because the Fund owned few financial stocks. In contrast, the Fund’s performance was boosted by our quality holdings in the healthcare, technology and industrial sectors.

Our strategy of buying good, undervalued businesses has generated superb long-term results. I am especially proud that the Fund has positive investment returns for the trailing three-, five- and ten-year periods versus losses for S&P 500. The Fund’s average annual return over the past 10 years has been 6.11% versus a loss of 1.38% for the S&P 500 in each of those periods. Our objective is to continue building long-term wealth for shareholders. While I am the portfolio manager of the Fund, I am also a substantial shareholder, and the majority of my liquid net worth is invested in the Fund.

Below is a table that compares the performance of the Fund with that of the S&P 500 and the average equity income fund followed by Lipper. Average annual total returns are for the one-, three-, five- and ten-year periods.

Average Annual Total Returns

for periods ended December 31, 2008

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
PARNASSUS EQUITY INCOME FUND
Investor Shares	(22.95%)	0.29%	2.50%	6.11%	1.04%	1.00%
Institutional Shares	(22.73%)	NA	NA	NA	0.83%	0.79%
S&P 500 Index	(37.00%)	(8.36%)	(2.19%)	(1.38%)	NA	NA
Lipper Equity Income
Fund Average	(33.77%)	(6.69%)	(0.73%)	1.08%	NA	NA

The total return for the Parnassus Equity Income Fund-Institutional Shares from commencement (April 28, 2006) was (1.92%). The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the Classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information up to the most recent month-end is on the Parnassus Investments website (www.parnassus.com). Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Standard and Poor’s 500 Composite Stock Index, also known as the S&P 500, is an unmanaged index of common stocks, and it is not possible to invest directly in an index. An index does not take any expenses, fees or taxes into account, but mutual fund returns do. On March 31, 1998, the Fund changed its investment objective from a balanced portfolio to an equity income portfolio. Before investing, an investor should carefully consider the investment objectives, risk, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is on the Parnassus Investments website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated, May 1, 2008, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.99% and 0.78% of net assets, exclusive of acquired fund fees, through May 1, 2009 for the Investor Shares and Institutional Shares, respectively. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

2008 Analysis

While the stock market suffered its worst annual result in decades, I am pleased that the Fund reduced potential shareholder losses by beating the S&P 500 by 14 percentage points. Overall, picking the right stocks within sectors added 10% to our return versus the S&P 500, while overweighting and underweighting sectors boosted our results by 4%.

The year’s investment highlight was the decision to underweight the financial services sector. Furthermore, our ability to select the best relative performers within this sector significantly enhanced performance. These decisions shielded investors to a certain extent from the financial market meltdown, adding 4.27% to our return versus the S&P 500. I owe a big thank you to Parnassus Investment analyst Minh Bui as his forewarning regarding this economic crisis proved invaluable. His research, along with input from the rest of the investment team, convinced me to focus investments in this sector only on leading, healthy companies that could emerge stronger from the credit crisis. Wells Fargo, one of the Fund’s largest financial sector investments, actually rose 5.3% from our average cost during the year, as CEO John Stumpf successfully steered the company away from the worst of the financial crisis.

The Parnassus Funds	5

Strong stock-picking in industrials and technology added 2.75% and 2.27% of our S&P 500 lead, respectively. Analysts Ben Allen and Lori Keith were especially helpful to me in these areas. Propelled by the takeover offer of chemical-maker Rohm & Haas, our materials sector exposure added 1.76% to our outperformance versus the S&P 500. A balance of an over weight position with good stock selection within healthcare boosted our outperformance by 1.46%. Within healthcare, analyst Pearle Lee did a fantastic job recommending biotechnology and pharmaceutical companies, while Matthew Gershuny added value with solid healthcare and business service investment ideas. Overall, the portfolio’s results in 2008 proved the importance of owning great companies at undervalued prices within each sector of our investment universe.

Company Analysis

Considering the market’s performance, we were fortunate that only four stocks reduced the NAV by more than 40¢ per share over the course of the year. Microsoft saw its stock decline 45.4%, from $35.60 to $19.44, which lowered our NAV by 71¢ per share. In early 2008, Microsoft took a hit when the company bid $47.5 billion to buy Yahoo!. This offer was much too high, and Microsoft’s stock dropped 10% when the news hit. Fortunately, Yahoo! rejected Microsoft’s offer.

While I was disappointed that Microsoft was willing to pay such a large price for Yahoo!, I held onto our large investment because the company has a phenomenal software business. Unfortunately, the stock market began its rapid slide just as the Yahoo! distraction was fading, so the stock never recovered. Despite strong reported profits from Microsoft during 2008, investors are concerned about a slowdown in 2009. We continue to like Microsoft because of its dominant market position, significant recurring revenue stream, $24 billion cash position and attractive dividend.

Google, another of our large holdings, fell 55.5% for the year from $691 to $308 per share, lowering the price of our fund shares by 61¢. However, this price decline over-states our true loss, as the Fund owned far fewer shares at the beginning of the year and bought more shares as it fell to bargain levels. Our average cost for Google is $384.53 per share, so the loss on our investment for the year is a less daunting 21.7%.

Like Microsoft, Google’s profits held up well during 2008 based on growing demand for its online advertising services. The stock fell because of fears that Google’s customers would cut advertising budgets as consumers pull back on spending in a slowing economy. Our view is that Google is a terrific business with long-term competitive advantages. In addition, while its competitors struggle to catch up, Google has over $14 billion in cash and continues to add great people and products to enhance its competitive moat.

6	The Parnassus Funds

ProLogis, the real estate investment trust, reduced the Fund’s NAV by 51¢ in 2008, losing 78.1% of its value and closing the year at $13.89 per share. Most of this damage was done after Lehman Brothers declared bankruptcy in September. This bankruptcy crippled the credit markets, impairing the value of companies like ProLogis that rely on credit to fund their business activities.

Colleague Ben Allen and I spent a great deal of time during the last quarter determining if this impairment of value is “permanent.” Our belief is that ProLogis should survive this credit crisis, but that it could be a while until the stock returns to our cost basis of $31.46 per share.

Energen, an energy company that operates Alabama Gas and is a top-20 U.S. owner of natural gas and oil reserves, declined 54.3% from $64.23 to $29.33, costing the Fund 45¢ during the year. While we trimmed some energy investments as oil prices entered bubble territory in mid-2008, we held our Energen position. The reason is that the company has hedged a large portion of its 2009 and 2010 production at high prices and has very little debt on its balance sheet. In addition, the company’s oil and gas comes from long-lived wells, which helps Energen predict production levels. Unfortunately, Energen’s stock fell in-line with its peers, disproving my investment thesis in the short-term.

After sitting down with Energen management during the fourth quarter, I am confident that the team is top notch, and that they will use this downturn to buy valuable assets with an eye toward long-term growth. As a result, I added considerably to our position during the most recent quarter.

In a year when the S&P 500 fell 37%, any stock that rose at all could be considered a winner. I am pleased to say the Fund had 16 stocks that contributed a positive gain in 2008, and two of these added over 10¢ to the NAV. Rohm & Haas, a socially responsible chemical company, climbed 32.4% from $53.07 to our average selling price of $70.24, adding 19¢ to our NAV. Dow Chemical, recognizing Rohm & Haas’ strong secular growth prospects, offered to pay $78 per share for the company in July.

On the heels of this offer, we sold our entire position about $8 below the proposed offering price. We did this because of our concern that the deal could fall apart due to the credit crisis and weakening economy. As of this writing, Rohm & Haas’ stock is back down to $61 per share as one of Dow Chemical’s backers, the Kuwaiti government, pulled $7 billion of proposed financing for the deal, proving that our concerns were well founded.

EOG Resources, an oil and gas producer based in Houston, Texas, added 11¢ to the NAV during 2008. EOG has a good environmental record, and the company has a large portfolio of long-lived, low-cost energy reserves. The stock began the year at $89.25 and jumped to over $120 per share in the first quarter of 2008 as oil prices rose, and the company discovered large reserves in North Dakota.

We sold our position at an average cost of $112 per share by March when EOG’s stock hit what I considered its fair value. This transaction generated the majority of our gain in EOG for 2008. After oil and natural gas prices plunged in late 2008, we bought EOG shares back at an average price of $63.44. The stock ended the year up slightly from this level, which contributed to some of the 11¢ NAV gain.

The Parnassus Funds	7

Outlook and Strategy

We are in extraordinary times. As of this writing, the U.S. economy is in a significant recession, and almost all economic data are looking negative and getting worse. The newsstands are filled with varied explanations of how our economy got to this point, and even more predictions about what the coming years will bring. While we have written extensively about housing market risks for almost two years, and our defensive posture helped the Fund’s performance in 2008, the economy is in much worse shape than I originally anticipated. Unfortunately, a near-term recovery is unlikely.

After the S&P 500’s 37% drop in 2008, many investors are fatigued and emotional, jarred by the flood of negative economic, political and social news both here and abroad. While I read the same reports as everyone else, as a portfolio manager, it’s my job to step away from the frenzy, filter out the nonsense, and focus on long-term trends that will reveal sustainable investment themes and ideas.

While it seems highly probable that the economy will get worse before it gets better, massive government stimulus and record-low interest rates should serve as stabilizing factors. This tug of war between despair and optimism is causing immense volatility as winners and losers switch places almost daily. During my two-day trip to New York in early December, the S&P 500 had an amazing 18% swing over two days! That type of volatility used to be measured in years, not days!

We are using this volatility to our advantage, buying great businesses that meet our rigorous research criteria when pricing opportunities arise. While the economy faces serious challenges, and it is extremely hard to know when the recovery will hit, I am confident that “the strong will get stronger” as we move through this economic cycle. In each industry, we are looking to buy the undervalued companies with significant competitive advantages, attractive secular growth opportunities, great management teams and the healthiest balance sheets. These companies, unlike their peers, will be able to invest during the downturn and thrive when the economy rebounds.

We are overweighted relative to our index in the healthcare, technology and energy sectors, as we believe several leaders in these industries are undervalued, can remain profitable in this downturn and will do well in a normalized economic environment. In healthcare, our largest holding is Johnson & Johnson. This company has increased dividends fo 46 years in a row and has a tremendous portfolio of products with sturdy demand. In technology, our two biggest holdings are Microsoft and Google. As discussed earlier, these companies have about $40 billion of combined cash, dominant products, great people and secular growth opportunities. Our two largest energy investments, Energen and Apache Corporation, boast strong track records and low-cost reserves.

8	The Parnassus Funds

The Fund remains underweighted relative to our index in financial and consumer stocks. Companies in these areas have benefited more than most from the excessive leverage of the past few years, so as debt levels return to normal, we believe most stocks in these sectors will continue to under-perform. In the finance arena, our portfolio companies have superb management teams and significant competitive advantages. We are avoiding consumer discretionary businesses and instead are focusing on companies that sell basic goods for everyday life. Foodservice company Sysco is our largest consumer-related holding—despite the downturn, people still need to eat. Procter & Gamble, another important consumer holding, boasts over 20 brands, like Tide detergent, which generates over $1 billion in annual sales. Finally, we are a top ten shareholder in WD-40, which is run by the talented Australian Garry Ridge. I am confident that doors and cabinets will squeak even through recessions!

Even though our financial markets are strained and the national mood is sour, it’s important to remember that the underlying structural advantages of our nation are intact. In previous recessions and bear markets, our country and its leading businesses have emerged stronger from their challenges. I am confident that a similar consequence will emerge after this downturn. This bolsters my conviction that over the long-term, our high-quality portfolio companies should increase in value. It’s also why I still have the bulk of my liquid net worth in the Parnassus Equity Income Fund. To echo what my colleague Ben Allen likes to say, “When it comes to long-term investing, don’t bet against America!”

Yours truly,

Todd C. Ahlsten

Chief Investment Officer

The Parnassus Funds	9

THE PARNASSUS MID - CAP FUND

As of December 31, 2008, the net asset value per share (“NAV”) of the Parnassus Mid-Cap Fund was $12.00. After taking dividends into account, the total return for 2008 was a loss of 29.38%. This compares to a loss of 41.46% for the Russell Midcap Index (the “Russell”) and a loss of 38.53% for the average mid-cap core fund followed by Lipper Inc. (“Lipper average”). Although we had a large loss for the year, we substantially outperformed both our benchmarks, beating the Russell Index by 12 percentage points and the Lipper average by nine percentage points.

Below is a table comparing the Parnassus Mid-Cap Fund with the Russell Index and the Lipper average for the one- and three-year periods, for the period since September 30, 2005 when we first had most of the Fund’s assets invested in stock and for the period since inception on April 29, 2005. We’re proud to report that the Fund’s returns are better than all the benchmarks for all time periods.

Average Annual Total Returns

for periods ended December 31, 2008

	One Year	Three Years	Since September 30, 2005	Since Inception April 29, 2005	Gross Expense Ratio	Net Expense Ratio
PARNASSUS MID-CAP FUND	(29.38%)	(5.93%)	(4.35%)	(4.05%)	2.05%	1.41%
Russell Midcap Index	(41.46%)	(10.68%)	(9.26%)	(4.91%)	NA	NA
Lipper Mid-Cap Core Average	(38.53%)	(9.61%)	(8.25%)	(4.15%)	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information up to the most recent month-end is on the Parnassus Investments website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. During the most recent quarter, Lipper changed our benchmark from Mid-Cap Value to Mid-Cap Core. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is available on the Parnassus Investments website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2008, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.40% of net assets, exclusive of acquired fund fees, until May 1, 2009. For the year ending December 31, 2008, Parnassus Investments has agreed to further reduce the total operating expenses to 1.20% of net assets exclusive of acquired fund fees. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

2008 Analysis

This past year was very difficult for stock investors, culminating in a volatile and demoralizing fourth quarter. The most recent quarter saw all major stock indices plummet, and the Mid-Cap Fund was not immune. It was not an easy time for a new portfolio management team to take over the Fund, but the silver lining is that we outperformed our Russell benchmark by over 5 percentage points, a substantial margin in a short amount of time. For the year as a whole, the Fund’s outperformance was even larger at 12 percentage points. This was almost entirely due to individual stock selection as opposed to sector weights relative to the benchmark. Jerome Dodson did a terrific job running this Fund from inception until September 30, 2008, and we will work hard to build upon his record.

Since taking over the Fund, we have exited a relatively large number of positions and added some new ones. While every portfolio manager at Parnassus Investments shares research resources and follows the same investment process, we do have slight differences in how we construct our respective portfolios. In light of these changes, we will limit our company analysis to six significant winners and losers that the Fund owned after the portfolio management transition.

10	The Parnassus Funds

Company Analysis

Our basic investment philosophy focuses on owning high-quality businesses that stand to benefit from positive, long-term secular trends. We believe the three winners discussed below represent our adherence to this philosophy. These companies also have strong management teams, sound balance sheets and are trading at reasonable valuations relative to their long-term potential.

Amazon.com closed the year at $51.28, 19.5% higher than our cost of $42.92, adding 9¢ to the Fund’s NAV. We think the on-line retailer will benefit from market share growth, helping them offset the negative impacts of the recession. The company generates a large amount of cash flow, which is used for reinvestment in the business and to bolster the balance sheet.

McAfee was up 21.8% to $34.57 from our cost of $28.39, adding another 9¢ to the NAV. We think security software is in the midst of a long, positive upswing, and that McAfee is positioned well relative to its competitors. The company has no debt on its balance sheet and a solid track record of high cash flow generation.

Automatic Data Processing (ADP), a company best known for its payroll processing service, rose 10.6% to $39.34 from our cost of $35.57, adding 7¢ to the NAV. ADP should benefit from a continued move to outsourcing non-core business functions like payroll and benefit administration and potential consolidation in its industry. Regarding its financial position, the company is one of only a handful of AAA-rated companies in the United States.

The most significant loser this year was ProLogis, which cost the Fund 48¢ in NAV, as its shares dropped 78.1% to $13.89 over the course of the year. This real estate investment trust relies on credit to fund its business, and it was negatively affected by the Lehman Brothers’ bankruptcy in September. During the fourth quarter, ProLogis installed a new CEO, Walt Rakowich, who has begun an aggressive restructuring to position the company for a prolonged economic downturn.

Nordstrom, the high-end specialty department store, lopped 30¢ off the NAV, as its stock sank 63.8%, dropping from $36.73 to $13.31. Like most retailers, Nordstrom has been hurt by the recession. We still hold the shares because we think Nordstrom is a best-in-class operator and should emerge from this economic downturn in relatively strong shape.

The Parnassus Funds	11

Software provider Citrix’s shares declined 38.0% from $38.01 to $23.57 during the year, reducing the NAV by 21¢. The stock has suffered from investor concerns about possible information technology budget cuts in 2009, which would hurt sales for Citrix’s web and desktop virtualization software products. The company has also seen their margins contract due to investments in new products. We’re heartened by the fact that the company continues to maintain a leading market share position in its core products, and that its investments should improve sales and margins in 2009.

Outlook and Strategy

Since we joined Parnassus Investments as senior research analysts, all three of us have worked very closely with Jerome Dodson, the previous Parnassus Mid-Cap Fund portfolio manager, and Todd Ahlsten, our Chief Investment Officer. Because of this, we’re very well versed in the Parnassus investment philosophy and rigorous research process.

As Chief Investment Officer, Todd Ahlsten has been invaluable to us in ensuring a smooth transition to our portfolio management responsibilities. He’s been especially good at helping us crystallize an investment strategy that drives our individual stock selections and sector allocations. Practically speaking, this means that our investment strategy for 2009 is essentially the same as what Todd describes in his commentary on the Parnassus Equity Income Fund. The main differences in our portfolios are due to our mid-cap mandate, which means that we don’t own the large cap stocks found in Todd’s fund.

Our overarching investment strategy is to buy undervalued companies with strong balance sheets, competitive advantages, secular growth and great management. Given the strains in the economy and financial markets, we think this strategy should work especially well in 2009. As the recession deepens, we expect companies with poor competitive positions and fragile balance sheets to lag further behind industry leaders. Because of this, we’ve loaded the portfolio with leading companies in industries that should not only hold up in a recession, but also thrive when the economy eventually recovers.

Thank you for your investment with us.

Yours truly,

Benjamin E. Allen	Matthew D. Gershuny	Lori A. Keith
Portfolio Manager	Portfolio Manager	Portfolio Manager

12	The Parnassus Funds

THE PARNASSUS SMALL - CAP FUND

As of December 31, 2008, the net asset value per share (“NAV”) of the Parnassus Small-Cap Fund was $12.63, so after taking dividends into account, the total return for the quarter was a loss of 27.73%. This compares to a loss of 26.12% for the Russell 2000 Index (“the Russell”) and a loss of 25.95% for the average small-cap core fund followed by Lipper Inc. (“Lipper average”). For the quarter, we underperformed the indices, but for the year, we were way ahead of the benchmarks. The Parnassus Small-Cap Fund’s total return for the year was a loss of 25.08%, compared to a loss of 33.79% for the Russell Index and a loss of 36.21% for the Lipper average. Even though it was a terrible year, we finished more than 11 percentage points ahead of the average small-cap core fund followed by Lipper.

Below are a table and a graph that compare the performance of the Parnassus Small-Cap Fund with that of the Russell 2000 Index and the Lipper Small-Cap Core Average. You’ll notice that the Fund is substantially ahead of all benchmarks for all time periods. Besides the one- and three-year numbers, we’ve included the period since inception and the returns since September 30, 2005, since that is the approximate date when the Fund first had most of its assets invested in stock.

Average Annual Total Returns

for periods ended December 31, 2008

	One Year	Three Years	Since September 30, 2005	Since Inception April 29, 2005	Gross Expense Ratio	Net Expense Ratio
PARNASSUS SMALL-CAP FUND	(25.08%)	(5.09%)	(3.15%)	(2.24%)	2.08%	1.42%
Russell 2000 Index	(33.79%)	(8.28%)	(7.35%)	(2.72%)	NA	NA
Lipper Small-Cap Core Average	(36.21%)	(10.06%)	(9.01%)	(4.45%)	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 2000 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Small-cap companies can be particularly sensitive to changing economic conditions and have fewer financial resources than large-cap companies. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is on the Parnassus website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2008, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.40% of net assets, exclusive of acquired fund fees, until May 1, 2009. For the year ending December 31, 2008, Parnassus Investments has agreed to further reduce the total operating expenses to 1.20% of net assets exclusive of acquired fund fees. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

Company Analysis

Virtually all stocks went down this year, but five companies in the Parnassus Small-Cap Fund went down more than most and did significant damage to our portfolio. Each accounted for a loss of 70¢ or more on the NAV. The worst one was Ciena, which cost us a staggering $1.40 per fund share, dropping 80.4% from $34.11 to $6.70 by the end of the year. Ciena makes products for optical networks used in telecommunications. Phone companies have cut back on capital spending to build out their networks, and this cutback devastated Ciena’s stock. Had I known how much the shares would drop, I wouldn’t have owned the stock, but now that we own it, I’m hanging on. I expect Ciena to climb much higher when the recovery starts and phone companies increase capital spending to improve their communication networks.

W&T Offshore sliced 99¢ off the NAV, as its stock fell 52.2% from $29.96 at the start of the year to $14.32 by the end. The company has petroleum exploration and production facilities in the Gulf of Mexico, and after a run-up early in the year, the stock crashed as oil prices dropped below $40 a barrel.

Mitcham Industries was a victim of the same crash in oil prices as W&T Offshore: its stock sank 80.7% from $20.56 to $3.97, knocking 95¢ off each fund share. The company makes seismic equipment for use in exploring for oil, and sales of exploration equipment dropped sharply along with the price of oil.

The Parnassus Funds	13

Quicksilver Resources’ primary business is exploring for and producing natural gas; it also owns and operates natural gas pipelines. The stock subtracted 75¢ from the NAV, as it fell 62.5% from $14.85 where we bought it to $5.57. The sharp decline in energy prices affected Quicksilver just as it did W&T Offshore and Mitcham Industries.

Energen explores for, produces and sells natural gas, and demand has weakened during the recession, especially from industrial customers. The stock lost 36.3% of its value, as it dropped from $46.04, where we bought it in August and September, to $29.33 by the end of the year. This drop cost us 73¢ per fund share.

Amidst all the gloom, five companies made positive contributions to the Parnassus Small-Cap Fund’s NAV. Valeant Pharmaceuticals contributed 22¢ to each fund share, as its stock defied gravity by soaring 52.0% from $11.97 at the start of the year to $18.20, where we sold it, late in the year. The company brought out new products, and the new CEO restructured what had been an unwieldy organization into a more efficient and rational operation with lower costs. We sold the stock, because it had appreciated so much, and we thought it had reached its intrinsic value.

Insurer Tower Group added 19¢ to the NAV, even though its stock went from $33.40 to $28.21 during the year for a loss of 15.5%. The reason it made a positive contribution to the NAV is that we bought a lot of stock during the year in the $20 to $25 range and sold a lot of stock in the $29 to $32 range. We’re holding onto the shares we still own because we think Tower has an effective strategy of providing insurance to small businesses.

Computer Programs and Systems provides information technology to community hospitals in the United States, mostly in rural areas. Despite the recession, sales have been strong because of its quality products. The stock rose 17.9% during the year from $22.74 to $26.80 for a gain of 14¢ on the NAV.

Childcare-provider Bright Horizons Family Solutions added 12¢ to the NAV, as its stock went from $34.54 at the start of the year to $48.25 on a buyout. Shares of ViroPharma rose from $7.94 at the start of the year to $10.58 where we sold them in July when the stock hit our target price.

Jerome L. Dodson, President

Parnassus Investments

14	The Parnassus Funds

THE PARNASSUS WORKPLACE FUND

As of December 31, 2008, the net asset value per share (“NAV”) of the Parnassus Workplace Fund was $12.22, so after taking dividends into account, the total return for the quarter was a loss of 24.44%. This compares to a loss of 21.94% for the S&P 500 (“S&P 500”) Index and a loss of 22.94% for the average multi-cap core fund followed by Lipper Inc. (“Lipper average”). For the quarter, we underperformed the indices, but for the year, the Fund was substantially ahead of its benchmarks. The Workplace Fund’s total return for 2008 was a loss of 29.94%, compared to a loss of 37.00% for the S&P 500 and a loss of 38.79% for the Lipper average.

Below are a table and a graph that compare the performance of the Parnassus Workplace Fund with that of the S&P 500 Index and the Lipper Multi-Cap Core Average. You will notice that the Workplace Fund is ahead of both its benchmarks for all time periods. We’ve included results for not only the one- and three-year time periods, but also for the period since inception and the period since September 30, 2005, the approximate date when we first had most of the Fund’s assets invested in stock.

Average Annual Total Returns

for periods ended December 31, 2008

	One Year	Three Years	Since September 30, 2005	Since Inception April 29, 2005	Gross Expense Ratio	Net Expense Ratio
PARNASSUS WORKPLACE FUND	(29.94%)	(5.28%)	(4.11%)	(3.41%)	2.65%	1.21%
S&P 500 Index	(37.00%)	(8.36%)	(7.16%)	(4.61%)	NA	NA
Lipper Multi-Cap Core Average	(38.79%)	(9.66%)	(8.31%)	(5.01%)	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is available on the Parnassus website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2008, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, until May 1, 2009. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

Company Analysis

Four companies did the most damage to the Workplace Fund during the year, with each one slicing 47¢ or more off the NAV. American Express cost the Fund 62¢ per fund share, with its stock price dropping 64.3% from $52.02 to $18.55. Investors are concerned because the company uses the credit markets to finance its card business, and there’s also concern that cardholders will not be able to pay back what they owe.

Oil-refiner Valero cut 60¢ off each fund share, as its stock sank 69.1% from $70.03 to $21.64. Earnings declined as margins contracted, and Americans drove less and bought less gasoline.

Corning’s most important product is glass used in liquid crystal displays for high-definition television sets and computer monitors; sales of these items have dropped substantially. The company’s stock fell 60.3% during the year from $23.99 to $9.53 for a decline of 48¢ in the NAV.

Google fell 55.5% during the year, sinking from $691 to $308 for a loss of 47¢ per fund share. Investors became concerned that Internet advertising would drop sharply due to the recession.

The Parnassus Funds	15

Four companies each made a positive contribution of 8¢ or more to the NAV. Bright Horizons Family Solutions contributed 18¢ to each fund share, as its stock rose 39.7% from $34.54 to $48.25 on a buyout by a private equity group.

Wells Fargo Bank added 15¢ to the NAV, even though its stock dropped 2.4% during the year from $30.19 to $29.48. We bought the stock in the range of $27 to $28 early in the year, then sold almost half our position at $36.95 in early October.

Qualcomm, the provider of software and semiconductors that power wireless communications equipment including cell phones, added 13¢ to each fund share, even though its stock dropped 8.9% during the year, going from $39.35 to $35.83. We sold all of our shares at an average price of $49.93, when the stock climbed higher in the August to early October time period.

Simpson Manufacturing contributed 8¢ to the NAV, as its stock went from $26.59 to $27.76 for a gain of 4.4%. The company makes fasteners and other construction materials, and sales held up better than expected during the year.

Jerome L. Dodson, President

Parnassus Investments

16	The Parnassus Funds

PARNASSUS FIXED - INCOME FUND

As of December 31, 2008, the net asset value per share (“NAV”) of the Parnassus Fixed-Income Fund was $16.19, producing a total return for the year of 2.98% (including dividends). This compares to a loss of 5.88% for the average A-rated bond fund followed by Lipper Inc. and a gain of 5.70% for the Barclays Capital U.S. Government/Credit Bond Index. For the fourth quarter, the Fund was up 3.89% versus a loss of 1.62% for the Lipper average and a gain of 6.42% for the Barclays Capital index. We’re very proud to report that our returns are better than the Lipper average for each of the one-, three-, five- and ten-year periods as of the end of the year.

Below is a table comparing the performance of the Fund with that of the Barclays Capital U.S. Government/Credit Bond Index and the average A-rated bond fund followed by Lipper. Average annual total returns are for the one-, three-, five- and ten-year periods. The 30-day SEC yield for the Fund for December 2008 was 2.64%.

Average Annual Total Returns

for periods ended December 31, 2008

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
PARNASSUS FIXED-INCOME FUND	2.98%	5.40%	4.15%	4.87%	0.88%	0.76%
Lipper A-rated Bond Fund Average	(5.88%)	0.52%	1.53%	3.70%	NA	NA
Barclays Capital U.S. Government/Credit Bond Index	5.70%	5.56%	4.64%	5.64%	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information is on the Parnassus Investments website (www.parnassus.com). Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should read the prospectus, which contains this and other information. The prospectus is on the Parnassus Investments website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2008, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.87% of net assets, exclusive of acquired fund fees, until May 1, 2009. The Barclays Capital U.S. Aggregate Bond Index and the Barclays Capital U.S. Government/ Credit Bond Index are unmanaged indexes of bonds, and it is not possible to invest directly in an index. An index does not take expenses into account, but mutual fund returns do. To provide better alignment with the overall investment objective of the Fund, the Barclays Capital U.S. Government/Credit Bond Index replaced the Barclays Capital U.S. Aggregate Bond Index as of December 31, 2008. The returns for the Barclays Capital U.S. Aggregate Bond Index for the one-, three-, five- and ten-year periods were 5.24%, 5.51%, 4.65% and 5.63%, respectively.

2008 Analysis

2008 was the year the impossible happened. From the collapse of Bear Stearns and the bankruptcy of Lehman Brothers to Bernard Madoff’s $50 billion Ponzi scheme, it seemed that everything and anything was possible. We also witnessed a commodities boom and crash with oil surging to $147 then collapsing to $32, the nationalization of Fannie Mae and Freddie Mac, a stock market meltdown, soaring corporate bond yields and record low yields in U.S. Treasury bonds. Nearly all asset classes lost value during the year, except for Treasuries and cash.

The U.S. Treasury market returned close to 14% in 2008 with yields across the entire curve at record low levels as the Federal Reserve reduced the federal funds target rate to a range of 0%–0.25% (bond prices move inversely to interest rates). At the front end, the yield on the 2-year declined from 3.05% at the end of 2007 to 0.76% at the end of 2008. Yields on longer-dated maturities followed the same pattern, with the 10-year yielding 2.21% at the end of 2008, compared to 4.02% in 2007, while the 30-year yield decreased to 2.68% from 4.45% during the same period.

As outlined in the strategy section of the last report, we positioned the portfolio to benefit from this lower interest rates environment. This decision paid off, as our investments in U.S. government bonds added 21¢ per share to the NAV. However, this gain was partially offset by a declining equity market, which hampered the performance of our convertible holdings, as well as wider corporate spreads that negatively impacted corporate bond prices. Overall, given the prevailing extraordinary market conditions, we are pleased that our focus on capital preservation and risk management has delivered value for our shareholders.

The Parnassus Funds	17

Outlook and Strategy

One can argue endlessly about the sustainability of an economic recovery based on reviving a credit cycle with low interest rates without reaching actionable investment conclusions. It seems more useful and practical to pay attention to policymakers’ efforts and resources deployed to achieve that goal. With economic data showing few signs of improvement, the Federal Reserve will have to keep interest rates as low as possible for as long as the economy remains weak. The Federal Reserve has not only lowered its federal funds target rate to an all-time low, but is also trying to influence yields by purchasing longer-term Treasury securities. In addition, it will buy agency debt and mortgage-backed securities in an effort to support the mortgage and housing markets.

The Fund’s investment strategy for 2009 assumes persistent weak economic activity in the U.S. and risk aversion remaining elevated throughout the year. Investors’ focus on capital preservation, rather than capital gain, will likely continue to support the Treasury market. At the same time, given the current record low-yield environment, we would expect a shift toward higher-yielding securities such as agency debts –which now have the explicit backing of the government – and high-quality corporate bonds.

Accordingly, as of the end of 2008, about 60% of the Fund is invested in U.S. government securities, which include agency and Treasury bonds. The majority of this investment is in agency bonds, as they offer higher yields and price appreciation potential relative to Treasury bonds. Because risk management is central to our investment philosophy, the Fund is also positioned to benefit from a faster economic recovery. Therefore, the remainder of the Fund is invested in corporate bonds and convertible debts. As the financial system improves, increased liquidity and lower risk premium would benefit both corporate and convertible bond prices.

As always, we will continue to look for attractive opportunities and adjust our exposure accordingly in those three fixed-income markets to increase the returns of the Fund.

Thank you for investing in the Parnassus Fixed-Income Fund.

Yours truly,

Todd C. Ahlsten	Minh T. Bui
Portfolio Manager	Portfolio Manager

18	The Parnassus Funds

SOCIAL NOTES

By Milton Moskowitz

2008 was a brutal year on many fronts, and virtually all the companies in Parnassus portfolios were impacted, but perhaps the most crushing blow was the death, on November 18, of social investment pioneer Joan Bavaria after a two-and-one-half year battle with ovarian cancer. Joan was the example non-pareil of someone who lived by her principles, in both her personal and business lives. She founded Boston-based Franklin Research and Development in 1983 as an advisory firm for investors who wanted social responsibility to be reflected in their holdings. The firm’s name was later changed to Trillium Asset Management (she named it after a flower) and it grew to the point where it had more than $1 billion under management. She later founded two of the most important institutions in the social investment field, the Social Investment Forum and CERES, a coalition of investors and environmental and public interest organizations that became a catalyst for change in environmental policies. Joan was a Parnassus shareholder, a mentor to many people who became leaders in this movement and a strong ally of anyone dedicated to bending corporate power to social uses. She was only 65 years old. She will be sorely missed.

Whole Foods Market collected two major awards in 2008. It was selected as “America’s Healthiest Grocery Store” by Health magazine, and it was again named the nation’s number one retailer in seafood sustainability by Greenpeace, which cited its new quality standards for farmed seafood… First Horizon, the Tennessee-based bank holding company, moved to shore up its capital position by selling $866 million of preferred stock to the U.S. Treasury. The leading bank in Tennessee, First Horizon also sold all its mortgage banking operations outside the Volunteer State. And finally, it reduced its head count from 9,555 at the start of the year to 6,000 at the end…Otter Tail, an Upper Midwest electric utility with a number of side interests (plastics, food processing, health services, construction), has a stake in the alternative energy source of wind power through its subsidiary, DMI Industries, which was busy last year in supplying equipment for the expansion of wind farms in North Dakota and Oklahoma…Leading semiconductor maker Texas Instruments boasts a host of family-friendly benefits such as eight weeks maternity leave at full pay, 10 paid days for new fathers and adoptive parents and widely used concierge services and flexible work schedules. It’s no wonder then that TI made Working Mother magazine’s list of the 100 best companies for working mothers for the 13th consecutive year, nor is it surprising that 22% of employees have worked there for more than 20 years…Google, king of the search engine market, did not have to lay off any employees in the turbulence of 2008 — in fact it added people, although at a lower rate — and it maintained its position as the company with the richest benefits in America. For health insurance, employees have a zero premium if they join an HMO, plus they enjoy these privileges: 45 mental health visits a year, 20 acupuncture visits a year, $2,000 coverage for hearing assessments, $10,000 for gender reassignment surgery and 90% coverage up to $20,000 for infertility treatments…Daniel Vasella, CEO of the drug Swiss giant Novartis, joined 156 other CEOs in signing a statement reaffirming their support of the UN’s Universal Declaration of Human Rights, celebrating its 60th anniversary in 2008. The CEOs pledged to reiterate “our own commitment to respect and support human rights within our sphere.” Other signers included the heads of Coca-Cola, Unilever, Volvo, Axa, Diageo, Bacardi, Total, Lufthansa, Nestle and Credit Suisse…

The Parnassus Funds	19

2008 was a tough year for retailers, but the home improvement chain, Lowe’s Companies, did better than most. Same store sales were down but the company created jobs by opening more than 100 new stores. In the last month of the year, the Lowe’s name went up on new stores in Grove Village, Ohio, Belleville, Ontario, South Lebanon, Ohio, Derby, Connecticut and Kansas City. The company now has about 1,650 stores. Lowe’s offers unusual benefits for a retailer. In its 401(k) plan, employee contributions are matched dollar for dollar up to 3% of pay, then 50% from 4 to 5% of pay and finally, 25% on the next 1% up to 6% of pay. Wall Street has high regard for the company. As the year drew to a close, Lowe’s stock was down 25% from its high of $28.50 — and for 2008, that was a winning performance…Goldman Sachs survived the carnage on Wall Street by converting to a bank holding company. It laid off more than 3,000 employees across the globe, but thanks to new hires, it ended the year with about the same number of employees it had at the start of 2008. In 2009 it will celebrate its 140th anniversary by moving into a new 43-story building near the old World Trade Center site. The “green” building will house 11,000 Goldman employees.

20	The Parnassus Funds

FUND EXPENSES (UNAUDITED)

As a shareholder of the funds, you incur ongoing costs, which include portfolio management fees, administrative fees, shareholder reports, and other fund expenses. The funds do not charge transaction fees, so you do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees. The information on this page is intended to help you understand your ongoing costs of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the period of July 1, 2008 through December 31, 2008.

Actual Expenses

In the example below, the first line for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each fund provides information about hypothetical account values and hypothetical expenses based on the fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. You may compare the ongoing costs of investing in the fund with other mutual funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in these funds. Therefore, the second line of each fund is useful in comparing only ongoing costs and will not help you determine the relative total costs of owning other mutual funds, which may include transactional costs such as loads.

The Parnassus Funds	21

FUND EXPENSES (UNAUDITED) continued

	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period*

Parnassus Fund: Actual	$1,000.00	$709.00	$4.25
Hypothetical (5% before expenses)	$1,000.00	$1,020.16	$5.03

Parnassus Equity Income Fund Investor Shares: Actual	$1,000.00	$802.30	$4.49
Hypothetical (5% before expenses)	$1,000.00	$1,020.16	$5.03

Parnassus Equity Income Fund Institutional Shares: Actual	$1,000.00	$803.50	$3.54
Hypothetical (5% before expenses)	$1,000.00	$1,021.22	$3.96

Parnassus Mid-Cap Fund: Actual	$1,000.00	$770.90	$5.34
Hypothetical (5% before expenses)	$1,000.00	$1,019.10	$6.09

Parnassus Small-Cap Fund: Actual	$1,000.00	$737.90	$5.24
Hypothetical (5% before expenses)	$1,000.00	$1,019.10	$6.09

Parnassus Workplace Fund: Actual	$1,000.00	$750.50	$5.28
Hypothetical (5% before expenses)	$1,000.00	$1,019.10	$6.09

Parnassus Fixed-Income Fund: Actual	$1,000.00	$1,018.20	$4.41
Hypothetical (5% before expenses)	$1,000.00	$1,020.76	$4.42

*	Expenses are equal to the fund’s annualized expense ratio of 0.99%, 0.99%, 0.78%, 1.20%, 1.20%, 1.20% and 0.87% for the Parnassus Fund, Equity Income Fund – Investor Shares, Equity Income Fund – Institutional Shares, Mid-Cap Fund, Small-Cap Fund, Workplace Fund and Fixed-Income Fund, respectively, multiplied by the average account value over the period, multiplied by the ratio of days in the period. The ratio of days in the period is 184/365 (to reflect the one-half year period). For the year ending December 31, 2008, Parnassus Investments has agreed to further reduce the total operating expenses from 1.40% to 1.20% of net assets, exclusive of acquired fund fees, for the Parnassus Mid-Cap and Parnassus Small-Cap Funds.

22	The Parnassus Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of the Parnassus Funds and the Parnassus Income Funds

San Francisco, California

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Parnassus Funds (comprised of Parnassus Fund, Parnassus Mid-Cap Fund, Parnassus Small-Cap Fund and Parnassus Workplace Fund) and the Parnassus Income Funds (comprised of Parnassus Equity Income Fund and Parnassus Fixed-Income Fund) (collectively, the “Trusts”) as of December 31, 2008, and the related statements of operations for the year then ended, and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the Parnassus Funds and the Parnassus Income Funds as of December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

San Francisco, California

January 30, 2009

The Parnassus Funds	23

THE PARNASSUS FUND

Portfolio of Investments as of

December 31, 2008

Shares	Equities	Percent of Net Assets	Market Value
	Biotechnology
70,000	Genentech Inc.[1]	3.3%	$5,803,700

	Computer Peripherals
310,000	Seagate Technology	0.8%	$1,373,300

	Consulting Services
130,000	Cognizant Technology Solutions Corp.[1]	1.3%	$2,347,800

	Financial Services
250,000	American Express Co.		$4,637,500
435,000	First Horizon National Corp.		4,597,950
70,000	Goldman Sachs Group Inc.		5,907,300
25,000	Paychex Inc.		657,000
100,000	SLM Corp.[1]		890,000
200,000	Wells Fargo & Co.		5,896,000

		13.0%	$22,585,750

	Home Builders
875,000	DR Horton Inc.		$6,186,250
310,000	KB Home		4,222,200
700,000	Pulte Homes Inc.		7,651,000
300,000	Toll Brothers Inc.[1]		6,429,000

		14.1%	$24,488,450

	Home Products
60,000	WD-40 Co.	1.0%	$1,697,400

	Industrial Manufacturing
80,000	Cooper Industries Ltd.		$2,338,400
190,000	Teleflex Inc.		9,519,000

		6.8%	$11,857,400

	Insurance
240,000	Tower Group Inc.	3.9%	$6,770,400

	Internet
30,000	Amazon.com Inc.[1]		$1,538,400
40,000	eBay Inc.[1]		558,400
25,000	Google Inc.[1]		7,691,250

		5.6%	$9,788,050

	Natural Gas
75,000	Quicksilver Resources Inc.[1]	0.2%	$417,750

	Networking Products
325,000	Cisco Systems Inc.[1]	3.0%	$5,297,500

	Oil & Gas
310,000	Valero Energy Corp.		$6,708,400
130,000	W&T Offshore Inc.		1,861,600

		4.9%	$8,570,000

	Real Estate Investment Trusts
120,000	ProLogis	1.0%	$1,666,800

	Retail
95,000	Best Buy Co., Inc.		$2,670,450
270,000	Lowe’s Cos., Inc.		5,810,400
200,000	Target Corp.		6,906,000
130,000	Walgreen Co.		3,207,100
125,000	Whole Foods Market Inc.[1]		1,180,000

		11.4%	$19,773,950

	Semiconductor Capital Equipment
460,000	Applied Materials Inc.		$4,659,800
127,700	Cognex Corp.		1,889,960
100,000	Cymer Inc.[1]		2,191,000
200,000	Lam Research Corp.[1]		4,256,000

		7.5%	$12,996,760

	Semiconductors
310,000	Altera Corp.		$5,180,100
570,000	Intel Corp.		8,356,200
350,000	Texas Instruments Inc.		5,432,000

		10.9%	$18,968,300

	Software
160,000	Autodesk Inc.[1]		$3,144,000
70,000	Citrix Systems Inc.[1]		1,649,900

		2.8%	$4,793,900

	Telecommunications Equipment
610,000	Ciena Corp.[1]		$4,087,000
400,000	Corning Inc.		3,812,000
1,300,000	Powerwave Technologies Inc.[1]		650,000

		4.9%	$8,549,000

	Waste Management
150,000	Waste Management Inc.	2.9%	$4,971,000

	Total investment in equities
	(cost $249,323,346)	99.3%	$172,717,210

24	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments as of

December 31, 2008 continued

Principal Amount $	Short-Term Securities	Percent of Net Assets	Market Value
	Certificates of Deposit [2]
100,000	Albina Community Bank
	3.34%, matures 01/24/2009		$99,749
100,000	Carver Federal Savings Bank
	3.75%, matures 02/04/2009		99,628
100,000	Community Bank of the Bay
	2.27%, matures 09/06/2009		97,282
100,000	Latino Community Credit Union
	3.30%, matures 02/20/2009		99,454
100,000	Louisville Community Development Bank
	2.25%, matures 05/10/2009		98,587
100,000	Opportunities Credit Union
	2.00%, matures 04/25/2009		98,751
100,000	Self-Help Credit Union
	3.47%, matures 01/14/2009		99,858
100,000	Southern Bancorp
	4.15%, matures 01/12/2009		99,880
100,000	Wainwright Bank & Trust Co.
	3.11%, matures 01/31/2009		99,672

		0.5%	$892,861

	Registered Investment Companies—Money Market Funds
6,963	Evergreen U.S. Government Fund
	variable rate, 0.85%		$6,963
379,366	Janus Government Fund
	variable rate, 0.24%		379,366
7,330	SSGA U.S. Government Fund
	variable rate, 0.19%		7,330

		0.2%	$393,659

	Community Development Loans[2]
100,000	Boston Community Loan Fund
	3.00%, matures 06/30/2009		$97,041
100,000	Boston Community Loan Fund
	3.00%, matures 06/30/2009		97,041
100,000	Root Capital Loan Fund
	2.00%, matures 03/16/2009		98,785
100,000	Vermont Community Loan Fund
	3.00%, matures 12/15/2009		94,280

		0.2%	$387,147

	Total short-term securities (cost $1,673,667)	0.9%	$1,673,667

	Total securities (cost $250,997,013)	100.2%	$174,390,877

	Other assets and liabilities – net	-0.2%	$(480,021)

	Total net assets	100.0%	$173,910,856

1	These securities are non-income producing.
2	Market value adjustments have been applied to these securities to reflect early withdrawal. See note 1 to financial statements.

Fund holdings will vary over time.

Industry classifications are unaudited.

The accompanying notes are an integral part of these financial statements.	25

THE PARNASSUS EQUITY INCOME FUND

Portfolio of Investments as of

December 31, 2008

Shares	Equities	Percent of Net Assets	Market Value
	Biotechnology
300,000	Genentech Inc.[1]	1.6%	$24,873,000

	Computers
100,000	International Business Machines Corp.	0.5%	$8,416,000

	Consulting Services
800,000	Accenture Ltd.	1.7%	$26,232,000

	Cosmetics & Personal Care
815,000	Procter & Gamble Co.	3.3%	$50,383,300

	Data Processing
815,000	Automatic Data Processing Inc.	2.1%	$32,062,100

	Financial Services
1,450,000	JPMorgan Chase & Co.		$45,718,500
1,500,000	Wells Fargo & Co.		44,220,000

		5.8%	$89,938,500

	Food Products
1,000,000	McCormick & Co.		$31,860,000
2,600,000	Sysco Corp.		59,644,000

		6.0%	$91,504,000

	Healthcare Products
145,000	Alcon Inc.		$12,932,550
1,425,000	Johnson & Johnson		85,257,750

		6.4%	$98,190,300

	Healthcare Services
350,000	Laboratory Corp.[1]	1.5%	$22,543,500

	Home Products
618,665	WD-40 Co.	1.1%	$17,502,033

	Industrial Manufacturing
500,000	3M Co.		$28,770,000
975,000	Cooper Industries Ltd.		28,499,250
475,000	Danaher Corp.		26,889,750
800,000	Pentair Inc.		18,936,000
1,122,000	Teleflex Inc.		56,212,200

		10.4%	$159,307,200

	Insurance
615,000	AFLAC Inc.	1.8%	$28,191,600

	Internet
45,000	Amazon.com Inc.[1]		$2,307,600
250,000	Google Inc.[1]		76,912,500

		5.2%	$79,220,100

	Machinery
950,000	IDEX Corp.	1.5%	$22,942,500

	Natural Gas
2,379,000	Energen Corp.		$69,776,070
1,500,000	MDU Resources Group Inc.		32,370,000
307,000	Praxair Inc.		18,223,520

		7.8%	$120,369,590

	Oil & Gas
628,000	Apache Corp.		$46,804,840
135,000	Diamond Offshore Inc.		7,956,900
170,000	EOG Resources Inc.		11,318,600
1,500,000	Valero Energy Corp.		32,460,000
1,577,000	W&T Offshore Inc.		22,582,640

		7.9%	$121,122,980

	Pharmaceuticals
900,000	Cardinal Health Inc.		$31,023,000
675,000	Novartis AG (ADR)		33,588,000
625,000	Teva Pharmaceutical Industries Ltd. (ADR)		26,606,250

		5.9%	$91,217,250

	Real Estate Investment Trusts
1,286,700	ProLogis	1.2%	$17,872,263

	Semiconductors
1,800,000	Intel Corp.		$26,388,000
775,000	Microchip Technology Inc.		15,135,750

		2.7%	$41,523,750

	Software
4,350,000	Microsoft Corp.	5.5%	$84,564,000

	Utilities
1,050,000	AGL Resources Inc.		$32,917,500
1,350,000	Black Hills Corp.		36,396,000
200,000	Northwest Natural Gas Co.		8,846,000
250,000	Ormat Technologies Inc.		7,967,500
600,000	Otter Tail Corp.		13,998,000

		6.5%	$100,125,000

	Waste Management
1,850,000	Waste Management Inc.	4.0%	$61,309,000

	Total investment in equities (cost $1,608,222,238)	90.4%	$1,389,409,966

26	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments as of

December 31, 2008 continued

Principal Amount $	Community Loans	Percent of Net Assets	Market Value
	Community Development Loans[2]
500,000	MicroVest I, LP Note
	5.88%, matures 03/15/2010		$464,000
1,000,000	MicroVest I, LP Note
	5.88%, matures 12/15/2010		882,793

		0.1%	$1,346,793

	Total investment in community loans (cost $1,346,793)	0.1%	$1,346,793

	Total investments in long-term securities (cost $1,609,569,031)	90.5%	$1,390,756,759

Principal Amount $	Short-Term Securities	Percent of Net Assets	Market Value
	Certificates of Deposit [2]
100,000	Community Bank of the Bay
	2.27%, due 08/24/2009	0.0%	$97,425

	Registered Investment Companies—Money Market Funds
1,138,707	Evergreen U.S. Government Fund
	variable rate, 0.85%		$1,138,707
63,671,368	Janus Government Fund
	variable rate, 0.24%		63,671,368
63,192,802	SSGA U.S. Government Fund
	variable rate, 0.19%		63,192,802

		8.3%	$128,002,877

	Community Development Loans[2]
100,000	Boston Community Loan Fund
	3.00%, matures 06/30/2009		$97,041
1,000,000	MicroVest I, LP Note
	5.88%, matures 10/15/2009		959,795
200,000	Root Capital Loan Fund
	2.00%, matures 01/25/2009		199,214
100,000	Vermont Community Loan Fund
	3.00%, matures 04/16/2009		98,274

		0.1%	$1,354,324

	Certificate of Deposit Account Registry Service (CDARS)[2]
500,000	CDARS agreement with Community Bank of the Bay, dated 01/30/2008, matures 01/29/2009, 3.40% Participating depository institutions: Mutual of Omaha Bank, par 94,000; Union Bank & Trust Company, par 62,869; BankFirst Financial Services, par 61,131; Enterprise National Bank of Palm Beach, par 94,000; First Community Bank, par 94,000; The Bank of River Oaks, par 94,000; (cost $498,463)		$498,463
500,000	CDARS agreement with Community Bank of the Bay, dated 02/13/2008, matures 02/12/2009, 3.11% Participating depository institutions: Liberty Savings Bank, FSB, par 94,500; The PrivateBank and Trust Company, par 94,500; The Buckhead Community Bank, NA, par 94,500; SpiritBank, par 79,687; Community West Bank, NA, par 42,313; Graystone Bank, par 94,500; (cost $497,694)		497,694

The accompanying notes are an integral part of these financial statements.	27

THE PARNASSUS EQUITY INCOME FUND

Portfolio of Investments as of

December 31, 2008 continued

Principal Amount $	Short-Term Securities	Percent of Net Assets	Market Value
500,000	CDARS agreement with Community Bank of the Bay, dated 10/23/2008, due 10/22/2009, 2.27% Participating depository institutions: Chevy Chase Bank, FSB, par 94,500; Flagstar Bank, FSB, par 94,500; Central Bank of Lake of the Ozarks, par 94,500; Banco Popular North America, par 94,500; Citizens National Bank of Elkins, par 27,500; Colonial Bank, NA, par 94,500; (cost $483,846)		$483,846
500,000	CDARS agreement with Community Bank of the Bay, dated 12/11/2008, due 12/10/2009, 2.03% Participating depository institutions: First Niagara Bank, par 27,500; ShoreBank, par 94,500; Standard Bank & Trust Co., par 94,500; Arvest Bank, par 94,500; TowneBank, par 94,500; BB&T, par 94,500; (cost $481,155)		481,155

		0.1%	$1,961,158

	Total short-term securities (cost $131,415,784)	8.5%	$131,415,784

	Total securities (cost $1,740,984,815)	99.0%	$1,522,172,543

	Other assets and liabilities - net	1.0%	$15,542,105
	Total net assets	100.0%	$1,537,714,648

1	These securities are non-income producing.
2	Market value adjustments have been applied to these securities to reflect early withdrawal. See note 1 to financial statements. Fund holdings will vary over time.

Industry classifications are unaudited.

28	The accompanying notes are an integral part of these financial statements.

THE PARNASSUS MID - CAP FUND

Portfolio of Investments as of

December 31, 2008

Shares	Equities	Percent of Net Assets	Market Value
	Apparel
4,500	Coach Inc.[1]	1.4%	$93,465

	Consulting Services
2,000	Accenture Ltd.		$65,580
14,200	Cognizant Technology Solutions Corp.[1]		256,452

		4.8%	$322,032

	Data Processing
6,350	Automatic Data Processing Inc.		$249,809
7,000	SEI Investments Co.		109,970

		5.4%	$359,779

	Food Products
6,825	McCormick & Co.		$217,444
13,350	Sysco Corp.		306,249

		7.8%	$523,693

	Healthcare Products
3,500	DENTSPLY
	International Inc.	1.5%	$98,840

	Healthcare Services
9,000	IMS Health Inc.		$136,440
5,000	Laboratory Corp.[1]		322,050

		6.9%	$458,490

	Industrial Manufacturing
5,000	Cooper Industries Ltd.		$146,150
4,100	Danaher Corp.		232,101
8,500	Pentair Inc.		201,195
6,000	Teleflex Inc.		300,600

		13.2%	$880,046

	Insurance
5,000	AFLAC Inc.	3.4%	$229,200

	Internet
3,250	Amazon.com Inc.[1]	2.5%	$166,660

	Medical Equipment
2,000	Gen-Probe Inc.[1]		$85,680
3,750	Varian Medical Systems Inc.[1]		131,400

		3.3%	$217,080

	Natural Gas
3,000	Energen Corp.		$87,990
12,000	MDU Resources Group Inc.		258,960
3,700	Praxair Inc.		219,632
3,000	Southern Union Co.		39,120

		9.1%	$605,702

	Oil & Gas
2,700	Diamond Offshore Inc.		$159,138
1,700	Smith International Inc.		38,913
4,400	Sunoco Inc.		191,224

		5.8%	$389,275

	Pharmaceuticals
7,250	Cardinal Health Inc.	3.7%	$249,908

	Real Estate Investment Trusts
9,200	ProLogis	1.9%	$127,788

	Retail
6,000	Nordstrom Inc.	1.2%	$79,860

	Semiconductors
6,700	Microchip Technology Inc.	2.0%	$130,851

	Services
3,750	Ecolab Inc.	2.0%	$131,812

	Software
7,450	Adobe Systems Inc.[1]		$158,611
5,000	Autodesk Inc.[1]		98,250
8,500	Check Point Software Technologies Ltd.[1]		161,415
10,350	Citrix Systems Inc.[1]		243,950
5,000	Intuit Inc.[1]		118,950
5,150	McAfee Inc.[1]		178,035
4,000	Synopsys Inc.[1]		74,080

		15.5%	$1,033,291

	Waste Management
10,100	Waste Management Inc.	5.0%	$334,714

	Total investment in equities (cost $7,534,519)	96.4%	$6,432,486

The accompanying notes are an integral part of these financial statements.	29

THE PARNASSUS MID - CAP FUND

Portfolio of Investments as of

December 31, 2008 continued

Principal Amount $	Short-Term Securities	Percent of Net Assets	Market Value
	Registered Investment Companies—Money Market Funds
100,519	Janus Government Fund
	variable rate, 0.24%		$100,519
76,984	SSGA U.S. Government Fund
	variable rate, 0.19%		76,984

		2.7%	$177,503

	Total short-term securities (cost $177,503)	2.7%	$177,503

	Total securities (cost $7,712,022)	99.1%	$6,609,989

	Other assets and liabilities – net	0.9%	$62,447

	Total net assets	100.0%	$6,672,436

1	These securities are non-income producing.

Fund holdings will vary over time.

Industry classifications are unaudited.

30	The accompanying notes are an integral part of these financial statements.

THE PARNASSUS SMALL - CAP FUND

Portfolio of Investments as of

December 31, 2008

Shares	Equities	Percent of Net Assets	Market Value
	Data Processing
20,000	Jack Henry & Associates Inc.	1.4%	$388,200

	Electric Motors
31,000	Baldor Electric Co.	2.1%	$553,350

	Financial Services
40,000	First Horizon National Corp.	1.6%	$422,800

	Footwear
20,000	K-Swiss Inc.	0.9%	$228,000

	Healthcare Products
65,000	Align Technology Inc.[1]	2.1%	$568,750

	Home Builders
50,000	DR Horton Inc.		$353,500
65,000	KB Home		885,300
75,000	Pulte Homes Inc.		819,750
31,000	Toll Brothers Inc.[1]		664,330

		10.2%	$2,722,880

	Home Products
13,000	WD-40 Co.	1.4%	$367,770

	Industrial Manufacturing
25,000	Teleflex Inc.	4.7%	$1,252,500

	Insurance
40,000	Tower Group Inc.	4.2%	$1,128,400

	Machinery
10,000	Graco Inc.		$237,300
36,000	IDEX Corp.		869,400
26,000	Nordson Corp.		839,540

		7.3%	$1,946,240

	Natural Gas
31,000	Energen Corp.		$909,230
80,000	Quicksilver Resources Inc.[1]		445,600
50,000	Southern Union Co.		652,000

		7.5%	$2,006,830

	Oil & Gas
50,000	Mariner Energy Inc.[1]		$510,000
100,000	Mitcham Industries Inc.[1]		397,000
85,000	W&T Offshore Inc.		1,217,200

		7.9%	$2,124,200

	Professional Services
50,000	Administaff Inc.	4.0%	$1,082,000

	Retail
20,000	Group 1 Automotive Inc.		$215,400
66,000	Whole Foods Market Inc.[1]		623,040

		3.1%	$838,440

	Semiconductor Capital Equipment
38,483	Cognex Corp.		$569,548
38,000	Cymer Inc.[1]		832,580

		5.2%	$1,402,128

	Semiconductors
100,000	O2Micro International Ltd. (ADR) [1]	0.7%	$196,000

	Software
15,000	Computer Programs & Systems Inc.		$402,000
150,000	Mentor Graphics Corp.[1]		775,500
15,000	Synopsys Inc.[1]		277,800
18,000	Websense Inc.[1]		269,460

		6.5%	$1,724,760

	Telecommunications Equipment
175,000	Ciena Corp.[1]		$1,172,500
55,000	Harmonic Inc.[1]		308,550
170,000	Powerwave Technologies Inc.[1]		85,000

		5.8%	$1,566,050

	Utilities
20,000	AGL Resources Inc.		$627,000
40,000	Black Hills Corp.		1,078,400
50,000	Ormat Technologies Inc.		1,593,500
30,000	Otter Tail Corp.		699,900

		14.9%	$3,998,800

	Total investment in equities (cost $34,877,809)	91.5%	$24,518,098

The accompanying notes are an integral part of these financial statements.	31

THE PARNASSUS SMALL - CAP FUND

Portfolio of Investments as of

December 31, 2008 continued

Principal Amount $	Short-Term Securities	Percent of Net Assets	Market Value
	Registered Investment Companies— Money Market Funds
544,305	Janus Government Fund
	variable rate, 0.24%		$544,305
514,467	SSGA U.S. Government Fund
	variable rate, 0.19%		514,467

		3.9%	$1,058,772

	Total short-term securities (cost $1,058,772)	3.9%	$1,058,772

	Total securities (cost $35,936,581)	95.4%	$25,576,870

	Other assets and liabilities – net	4.6%	$1,227,896

	Total net assets	100.0%	$26,804,766

1	These securities are non-income producing.

Fund holdings will vary over time.

Industry classifications are unaudited.

32	The accompanying notes are an integral part of these financial statements.

THE PARNASSUS WORKPLACE FUND

Portfolio of Investments as of

December 31, 2008

Shares	Equities	Percent of Net Assets	Market Value
	Biotechnology
6,000	Genentech Inc.[1]	6.3%	$497,460

6,500	Simpson Manufacturing Co., Inc.	2.3%	$180,440

	Computer Peripherals
17,500	Seagate Technology	1.0%	$77,525

	Computers
1,700	International Business Machines Corp.	1.8%	$143,072

	Data Processing
6,000	SEI Investments Co.	1.2%	$94,260

	Data Storage
1,000	NetApp Inc.[1]	0.2%	$13,970

	Electric Motors
16,000	Baldor Electric Co.	3.6%	$285,600

	Financial Services
14,500	American Express Co.		$268,975
19,000	First Horizon National Corp.		200,830
4,000	Goldman Sachs Group Inc.		337,560
8,500	Paychex Inc.		223,380
5,000	Wells Fargo & Co.		147,400

		14.8%	$1,178,145

	Home Products
2,500	WD-40 Co.	0.9%	$70,725

	Industrial Manufacturing
1,500	3M Co.	1.1%	$86,310

	Insurance
3,000	AFLAC Inc.	1.7%	$137,520

	Internet
11,000	eBay Inc.[1]		$153,560
1,300	Google Inc.[1]		399,945

		6.9%	$553,505

	Machinery
6,500	Nordson Corp.	2.6%	$209,885

	Networking Products
17,000	Cisco Systems Inc.[1]	3.5%	$277,100

	Office Equipment
7,000	Canon Inc. (ADR)	2.8%	$219,800

	Oil & Gas
19,000	Valero Energy Corp.	5.2%	$411,160

	Pharmaceuticals
2,000	Novartis AG (ADR)	1.3%	$99,520

	Retail
3,000	Nordstrom Inc.		$39,930
10,500	Target Corp.		362,565
11,000	Walgreen Co.		271,370
21,500	Whole Foods Market Inc.[1]		202,960

		11.0%	$876,825

	Semiconductors
14,000	Altera Corp.		$233,940
22,000	Intel Corp.		322,520
18,000	Texas Instruments Inc.		279,360

		10.5%	$835,820

	Software
12,500	Adobe Systems Inc.[1]		$266,125
13,000	Autodesk Inc.[1]		255,450
14,000	Citrix Systems Inc.[1]		329,980
5,500	Intuit Inc.[1]		130,845
9,500	Microsoft Corp.		184,680

		14.6%	$1,167,080

	Telecommunications Equipment
19,000	Corning Inc.	2.3%	$181,070

	Total investment in equities (cost $9,632,545)	95.6%	$7,596,792

Principal Amount $	Short-Term Securities
	Registered Investment Companies—Money Market Funds
146,371	Janus Government Fund
	variable rate, 0.24%		$146,371
142,409	SSGA U.S. Government Fund
	variable rate, 0.19%		142,409

		3.6%	$288,780

	Total short-term securities (cost $288,780)	3.6%	$288,780

	Total securities (cost $9,921,325)	99.2%	$7,885,572

	Other assets and liabilities – net	0.8%	$65,823

	Total net assets	100.0%	$7,951,395

1	These securities are non-income producing.

Fund holdings will vary over time.

Industry classifications are unaudited.

The accompanying notes are an integral part of these financial statements.	33

THE PARNASSUS FIXED - INCOME FUND

Portfolio of Investments as of

December 31, 2008

Principal Amount $	Convertible Bonds	Percent of Net Assets	Market Value
	Biotechnology
3,825,000	Invitrogen Inc.
	Notes, 2.00%, due 08/01/2023	3.6%	$3,581,156

	Computer Peripherals
1,500,000	Maxtor Corp.
	Notes, 6.80%, due 04/30/2010	1.3%	$1,335,000

	Oil & Gas
3,000,000	Transocean Inc.
	Notes, 1.63%, due 12/15/2037	2.6%	$2,613,750

	Real Estate Investment Trusts
2,500,000	Prologis
	Notes, 1.88%, due 11/15/2037	1.1%	$1,137,500

	Semiconductors
1,000,000	Intel Corp.
	Notes, 2.95%, due 12/15/2035	0.9%	$866,250

	Total investments in convertible bonds (cost $10,934,268)	9.5%	$9,533,656

Principal Amount $	Corporate Bonds	Percent of Net Assets	Market Value
	Biotechnology
3,000,000	Genentech Inc.
	Notes, 4.75%, due 07/15/2015	3.0%	$3,018,192

	Financial Services
2,000,000	American Express Co.
	Notes, 5.50%, due 09/12/2016		$1,835,122
500,000	Bank One Corp.
	Notes, 6.00%, due 02/17/2009		500,025
500,000	Goldman Sachs Inc.
	Notes, 6.65%, due 05/15/2009		501,692
1,500,000	Goldman Sachs Inc.
	Notes, 5.75%, due 10/01/2016		1,405,593
1,000,000	Goldman Sachs Inc.
	Notes, 5.63%, due 01/15/2017		859,077
2,000,000	JPMorgan Chase & Co.
	Notes, 2.63%, due 12/01/2010		2,040,154
2,000,000	Merrill Lynch & Co., Inc.
	Notes, 6.50%, due 07/15/2018		2,019,272
2,000,000	Wells Fargo & Co.
	Notes, 3.00%, due 12/09/2011		2,079,318
2,000,000	Wells Fargo & Co.
	Notes, 5.13%, due 09/15/2016		2,010,222
500,000	Wells Fargo Financial Inc.
	Notes, 6.85%, due 07/15/2009		504,861

		13.7%	$13,755,336

	Networking Products
2,800,000	Cisco Systems Inc.
	Notes, 5.50%, due 02/22/2016	3.0%	$2,965,693

	Retail
400,000	Target Corp.
	Notes, 7.50%, due 08/15/2010	0.4%	$414,911

	Telecommunication Services
1,000,000	Verizon Communications Inc.
	Notes, 5.55%, due 02/15/2016	1.0%	$977,018

	Transportation
2,000,000	Burlington North Santa Fe Corp.
	Notes, 5.65%, due 05/01/2017	1.9%	$1,920,362

	Total investments in corporate bonds (cost $22,956,372)	23.0%	$23,051,512

34	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments as of

December 31, 2008 continued

Shares	Equities	Percent of Net Assets	Market Value
	Natural Gas
30,000	ONEOK Inc.	0.9%	$873,600

	Total investment in equities (cost $759,304)	0.9%	$873,600

Principal Amount $	U.S. Government Agency Bonds	Percent of Net Assets	Market Value
2,000,000	Fannie Mae
	5.25%, due 01/15/2009		$2,003,444
8,000,000	Fannie Mae
	4.35%, due 01/25/2010		8,270,776
4,000,000	Fannie Mae
	5.38%, due 07/17/2013		4,313,620
3,000,000	Federal Farm Credit Bank
	5.41%, due 11/07/2016		3,185,919
1,500,000	Federal Home Loan Bank System
	5.25%, due 06/12/2009		1,532,456
3,000,000	Federal Home Loan Bank System
	2.88%, due 03/11/2011		3,099,915
1,500,000	Federal Home Loan Bank System
	5.00%, due 09/14/2012		1,649,751
2,000,000	Federal Home Loan Bank System
	5.25%, due 09/13/2013		2,243,478
1,500,000	Federal Home Loan Bank System
	5.25%, due 09/12/2014		1,711,834
2,000,000	Federal Home Loan Bank System
	5.50%, due 11/17/2016		2,130,022
1,500,000	Federal Home Loan Bank System
	5.13%, due 03/10/2017		1,691,305
3,000,000	Freddie Mac
	4.00%, due 06/12/2013		3,192,690
2,000,000	Freddie Mac
	5.50%, due 08/23/2017		2,358,634

		37.4%	$37,383,844

	Total investments in U.S. government agency bonds (cost $35,815,735)	37.4%	$37,383,844

2,000,000	U.S. Treasury
	2.00%, due 09/30/2010		$2,050,312
1,000,000	U.S. Treasury
	1.25%, due 11/30/2010		1,010,740
4,000,000	U.S. Treasury
	4.50%, due 02/28/2011		4,325,000
3,000,000	U.S. Treasury
	4.25%, due 08/15/2013		3,410,859
2,000,000	U.S. Treasury
	3.13%, due 09/30/2013		2,157,968
2,000,000	U.S. Treasury
	4.63%, due 11/15/2016		2,361,250
1,000,000	U.S. Treasury
	4.00%, due 08/15/2018		1,154,766
2,000,000	U.S. Treasury
	3.75%, due 11/15/2018		2,264,060
2,359,140	U.S. Treasury (TIPS)
	1.88%, due 07/15/2013		2,221,093
1,034,120	U.S. Treasury (TIPS)
	1.63%, due 01/15/2018		981,525

		21.9%	$21,937,573

	Total investments in U.S. government treasury bonds (cost $21,208,592)	21.9%	$21,937,573

	Total investment in long-term securities (cost $91,674,271)	92.7%	$92,780,185

The accompanying notes are an integral part of these financial statements.	35

THE PARNASSUS FIXED - INCOME FUND

Portfolio of Investments as of

December 31, 2008 continued

Principal Amount $	Short-Term Securities	Percent of Net Assets	Market Value
	Registered Investment Companies—Money Market Funds
1,138,707	Evergreen U.S. Government Fund
	variable rate, 0.85%		$1,138,707
2,469,627	Janus Government Fund
	variable rate, 0.24%		2,469,627
2,524,983	SSGA U.S. Government Fund
	variable rate, 0.19%		2,524,983

		6.1%	$6,133,317

	Total short-term securities (cost $6,133,317)	6.1%	$6,133,317

	Total securities (cost $97,807,588)	98.8%	$98,913,502

	Other assets and liabilities – net	1.2%	1,156,041
	Total net assets	100.0%	$100,069,543

Fund holdings will vary over time.

Industry classifications are unaudited.

36	The accompanying notes are an integral part of these financial statements.

THE PARNASSUS FUNDS

Statement of Assets and Liabilities

December 31, 2008

	Parnassus Fund	Parnassus Equity Income Fund	Parnassus Mid-Cap Fund
Assets

Investments in equities and bonds, at market value (cost $249,323,346, $1,609,569,031, $7,534,519)	$172,717,210	$1,390,756,759	$6,432,486
Investments in short-term securities (at cost which approximates market value)	1,673,667	131,415,784	177,503
Cash	164,215	7,452,370	11,324
Receivables
Investment securities sold	—	—	66,665
Dividends and interest	60,918	2,316,250	12,429
Capital shares sold	83,475	8,631,595	56,578
Due from Parnassus Investments	—	—	1,452
Other assets	82,460	160,110	37,735
Total assets	$174,781,945	$1,540,732,868	$6,796,172

Liabilities
Custodian overdraft	315,693	—	111,489
Capital shares redeemed	201,615	1,761,763	3,748
Fees payable to Parnassus Investments	160,469	890,557	—
Accounts payable and accrued expenses	193,312	365,900	8,499
Total liabilities	$871,089	$3,018,220	$123,736

Net assets	$173,910,856	$1,537,714,648	$6,672,436

Net assets consists of

Undistributed net investment income	—	476,988	3,205
Unrealized appreciation (depreciation) on securities	(76,606,136)	(218,812,272)	(1,102,033)
Accumulated net realized loss	(5,571,890)	(53,615,301)	(915,000)
Capital paid-in	256,088,882	1,809,665,233	8,686,264
Total net assets	$173,910,856	$1,537,714,648	$6,672,436

Net assets value and offering per share
Shares outstanding investor shares	7,370,779	72,597,055	556,248
Shares outstanding institutional shares	—	7,109,997	—

Net asset values and redemption price per share (Net asset value divided by shares outstanding)
Investor shares	$23.59	$19.29	$12.00
Institutional shares	—	$19.34	—

The accompanying notes are an integral part of these financial statements.	37

THE PARNASSUS FUNDS

Statement of Assets and Liabilities

December 31, 2008

	Parnassus Small-Cap Fund	Parnassus Workplace Fund	Parnassus Fixed-Income Fund
Assets

Investments in equities and bonds, at market value (cost $34,877,809, $9,632,545, $91,674,271)	$24,518,098	$7,596,792	$92,780,185
Investments in short-term securities (at cost which approximates market value)	1,058,772	288,780	6,133,317
Cash	281,105	24,932	22,369
Receivables
Investment securities sold	518,000	—	—
Dividends and interest	21,316	4,135	1,145,855
Capital shares sold	400,740	8,820	179,072
Due from Parnassus Investments	—	1,712	—
Other assets	33,134	33,351	47,684
Total assets	$26,831,165	$7,958,522	$100,308,482

Liabilities

Custodian overdraft	—	—	97,946
Capital shares redeemed	12,958	—	97,991
Fees payable to Parnassus Investments	1,909	—	25,241
Accounts payable and accrued expenses	11,532	7,127	17,761
Total liabilities	$26,399	$7,127	$238,939
Net assets	$26,804,766	$7,951,395	$100,069,543

Net assets consists of

Undistributed net investment income	—	14,355	5,235
Unrealized appreciation (depreciation) on securities	(10,359,711)	(2,035,753)	1,105,914
Accumulated net realized loss	(1,289,315)	(136,311)	—
Capital paid-in	38,453,792	10,109,104	98,958,394
Total net assets	$26,804,766	$7,951,395	$100,069,543

Net assets value and offering per share

Shares outstanding investor shares	2,122,887	650,861	6,181,838
Shares outstanding institutional shares	—	—	—

Net asset values and redemption price per share (Net asset value divided by shares outstanding)
Investor shares	$12.63	$12.22	$16.19
Institutional shares	—	—	—

38	The accompanying notes are an integral part of these financial statements.

THE PARNASSUS FUNDS

Statement of Operations

Year Ended December 31, 2008

	Parnassus Fund	Parnassus Equity Income Fund	Parnassus Mid-Cap Fund
Investment income

Dividends (net of foreign tax withholding of $0, $95,067, $0)	$3,192,998	$22,297,132	$88,234
Interest	91,946	2,040,978	3,933
Securities lending	319,284	740,060	—
Other income	—	—	—
Total investment income	$3,604,228	$25,078,170	$92,167

Expenses

Investment advisory fees	1,629,171	7,450,733	48,783
Transfer agent fees
Investor shares	270,004	384,167	10,514
Institutional shares	—	4,335	—
Fund administration	161,575	757,030	3,859
Service provider fees	51,194	1,862,823	7,458
Reports to shareholders	110,089	270,393	3,880
Registration fees and expenses	28,771	41,737	18,308
Custody fees	23,725	49,329	2,682
Professional fees	95,267	189,711	24,266
Trustee fees and expenses	20,905	67,530	474
Proxy voting fees	4,520	4,520	4,520
Pricing service fees	3,576	6,055	3,375
Other expenses	45,172	114,319	1,280
Total expenses	$2,443,969	$11,202,682	$129,399
Fees waived by Parnassus Investments	(71,434)	(63,875)	(60,228)
Expense offset	—	(10,471)	(33)
Net expenses	$2,372,535	$11,128,336	$69,138
Net investment income	$1,231,693	$13,949,834	$23,029

Net realized and unrealized loss on investments
Net realized loss from securities transactions	(5,156,106)	(52,646,973)	(907,302)
Net change in unrealized depreciation of securities	(87,966,171)	(317,042,900)	(1,003,356)
Net realized and unrealized loss on securities	$(93,122,277)	$(369,689,873)	$(1,910,658)
Net increase (decrease) in net assets resulting from operations	$(91,890,584)	$(355,740,039)	$(1,887,629)

The accompanying notes are an integral part of these financial statements.	39

THE PARNASSUS FUNDS

Statement of Operations

Year Ended December 31, 2008

	Parnassus Small-Cap Fund	Parnassus Workplace Fund	Parnassus Fixed-Income Fund
Investment income

Dividends (net of foreign tax witholding of $0, $269, $0)	$241,104	$75,287	$46,800
Interest	13,982	4,380	3,307,765
Securities lending	—	—	9,350
Other income	—	—	4,653
Total investment income	$255,086	$79,667	$3,368,568

Expenses

Investment advisory fees	148,414	44,887	459,565
Transfer agent fees
Investor shares	20,157	9,671	66,462
Institutional shares	—	—	—
Fund administration	9,765	3,517	61,495
Service provider fees	30,431	5,552	113,940
Reports to shareholders	6,970	3,402	25,237
Registration fees and expenses	18,269	18,876	22,082
Custody fees	9,635	3,678	8,031
Professional fees	24,221	24,184	34,277
Trustee fees and expenses	587	312	5,951
Proxy voting fees	4,520	4,520	—
Pricing service fees	3,611	3,611	2,460
Other expenses	1,490	1,094	9,283
Total expenses	$278,070	$123,304	$808,783
Fees waived by Parnassus Investments	(94,692)	(59,757)	(117,431)
Expense offset	(4,599)	(46)	(1,298)
Net expenses	$178,779	$63,501	$690,054
Net investment income	$76,307	$16,166	$2,678,514

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) from securities transactions	(1,274,547)	(74,509)	602,324
Net change in unrealized depreciation of securities	(10,187,701)	(2,227,968)	(667,483)
Net realized and unrealized loss on securities	$(11,462,248)	$(2,302,477)	$(65,159)
Net increase (decrease) in net assets resulting from operations	$(11,385,941)	$(2,286,311)	$2,613,355

40	The accompanying notes are an integral part of these financial statements.

THE PARNASSUS FUNDS

Statement of Changes in Net Assets

	Parnassus Fund		Parnassus Equity Income Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Investment income (loss) from operations

Net investment income (loss)	$1,231,693	$(21,567)	$13,949,834	$6,710,224
Net realized gain (loss) from securities transactions	(5,156,106)	28,536,349	(52,646,973)	83,587,541
Net change in unrealized appreciation (depreciation)	(87,966,171)	(9,615,794)	(317,042,900)	27,496,678
Increase (decrease) in net assets resulting from operations	$(91,890,584)	$18,898,988	$(355,740,039)	$117,794,443

Distributions to shareholders

From net investment income
Investor shares	(1,234,658)	(41,240)	(12,894,893)	(38,740,084)
Institutional shares	—	—	(1,103,973)	(2,101,310)
From net realized capital gains
Investor shares	(2,266,392)	(11,873,089)	—	(57,212,862)
Institutional shares	—	—	—	(2,735,943)
Distributions to shareholders	$(3,501,050)	$(11,914,329)	$(13,998,866)	$(100,790,199)

Capital share transactions

Investor shares
Proceeds from sale of shares	15,379,125	17,570,266	1,202,371,687	126,912,063
Reinvestment of dividends	3,371,366	11,457,321	12,567,117	93,342,311
Shares repurchased	(29,455,595)	(93,651,117)	(334,510,748)	(176,632,200)
Institutional shares
Proceeds from sale of shares	—	—	124,284,268	21,017,574
Reinvestment of dividends	—	—	1,061,513	4,680,007
Shares repurchased	—	—	(11,094,404)	(28,123,976)
Increase (decrease) in net assets from capital share transactions	(10,705,104)	(64,623,530)	994,679,433	41,195,779
Increase (decrease) in net assets	$(106,096,738)	$(57,638,871)	$624,940,528	$58,200,023

Net assets

Beginning of year	280,007,594	337,646,465	912,774,120	854,574,097
End of year	$173,910,856	$280,007,594	$1,537,714,648	$912,774,120
Undistributed net investment income	$—	$—	$476,988	$452,400

Shares issued and redeemed

Investor shares
Shares sold	501,518	457,184	53,549,001	4,769,277
Shares issued through dividend reinvestment	165,928	299,560	578,474	3,617,824
Shares repurchased	(934,268)	(2,439,567)	(15,810,045)	(6,656,133)
Institutional shares
Shares sold	—	—	5,800,852	796,103
Shares issued through dividend reinvestment	—	—	49,984	181,012
Shares repurchased	—	—	(523,646)	(1,063,800)
Net increase (decrease) in shares outstanding
Investor shares	(266,822)	(1,682,823)	38,317,430	1,730,968
Institutional shares	—	—	5,327,190	(86,685)

The accompanying notes are an integral part of these financial statements.	41

THE PARNASSUS FUNDS

Statement of Changes in Net Assets

	Parnassus Mid-Cap Fund		Parnassus Small-Cap Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Investment income (loss) from operations

Net investment income (loss)	$23,029	$(23,214)	$76,307	$(54,745)
Net realized gain (loss) from securities transactions	(907,302)	212,480	(1,274,547)	159,434
Net change in unrealized appreciation (depreciation)	(1,003,356)	(218,623)	(10,187,701)	(447,743)
Increase (decrease) in net assets resulting from operations	$(1,887,629)	$(29,357)	$(11,385,941)	$(343,054)

Distributions to shareholders

From net investment income
Investor shares	(18,950)	(44,067)	(78,271)	(18,240)
Institutional shares	—	—	—	—
From net realized capital gains
Investor shares	(94,589)	(61,337)	—	(135,119)
Institutional shares	—	—	—	—
Distributions to shareholders	$(113,539)	$(105,404)	$(78,271)	$(153,359)

Capital share transactions

Investor shares
Proceeds from sale of shares	4,576,237	5,017,389	50,771,084	5,045,005
Reinvestment of dividends	106,873	99,933	75,521	148,696
Shares repurchased	(2,533,998)	(866,885)	(20,574,644)	(1,968,803)
Institutional shares
Proceeds from sale of shares	—	—	—	—
Reinvestment of dividends	—	—	—	—
Shares repurchased	—	—	—	—
Increase in net assets from capital share transactions	2,149,112	4,250,437	30,271,961	3,224,898
Increase in net assets	$147,944	$4,115,676	$18,807,749	$2,728,485

Net assets

Beginning of year	6,524,492	2,408,816	7,997,017	5,268,532
End of year	$6,672,436	$6,524,492	$26,804,766	$7,997,017
Undistributed net investment income	$3,205	$—	$—	$—
Shares issued and redeemed
Investor shares
Shares sold	338,634	277,965	3,065,626	277,501
Shares issued through dividend reinvestment	10,100	5,622	6,160	8,466
Shares repurchased	(167,660)	(47,206)	(1,421,846)	(106,703)
Institutional shares
Shares sold	—	—	—	—
Shares issued through dividend reinvestment	—	—	—	—
Shares repurchased	—	—	—	—
Net increase in shares outstanding
Investor shares	181,074	236,381	1,649,940	179,264
Institutional shares	—	—	—	—

42	The accompanying notes are an integral part of these financial statements.

THE PARNASSUS FUNDS

Statement of Changes in Net Assets

	Parnassus Workplace Fund		Parnassus Fixed-Income Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Investment income (loss) from operations

Net investment income	$16,166	$5,327	$2,678,514	$2,951,385
Net realized gain (loss) from securities transactions	(74,509)	83,504	602,324	371,905
Net change in unrealized appreciation (depreciation)	(2,227,968)	41,877	(667,483)	784,019

Increase (decrease) in net assets resulting from operations	$(2,286,311)	$130,708	$2,613,355	$4,107,309

Distributions to shareholders

From net investment income
Investor shares	—	(39,959)	(3,286,208)	(3,077,798)
Institutional shares	—	—	—	—
From net realized capital gains
Investor shares	(56,594)	(58,400)	(32,159)	(214,276)
Institutional shares	—	—	—	—
Distributions to shareholders	$(56,594)	$(98,359)	$(3,318,367)	$(3,292,074)

Capital share transactions

Investor shares
Proceeds from sale of shares	7,725,804	2,585,379	41,592,869	30,169,418
Reinvestment of dividends	56,007	96,912	2,969,659	2,955,648
Shares repurchased	(1,780,611)	(783,124)	(24,650,137)	(15,598,252)
Institutional shares
Proceeds from sale of shares	—	—	—	—
Reinvestment of dividends	—	—	—	—
Shares repurchased	—	—	—	—
Increase in net assets from capital share transactions	6,001,200	1,899,167	19,912,391	17,526,814

Increase in net assets	$3,658,295	$1,931,516	$19,207,379	$18,342,049

Net assets

Beginning of year	4,293,100	2,361,584	80,862,164	62,520,115
End of year	$7,951,395	$4,293,100	$100,069,543	$80,862,164

Undistributed net investment income	$14,355	$—	$5,235	$30,614

Shares issued and redeemed

Investor shares
Shares sold	538,479	143,974	2,571,690	1,867,052
Shares issued through dividend reinvestment	5,274	5,432	183,918	183,013
Shares repurchased	(136,871)	(43,934)	(1,536,864)	(966,644)
Institutional shares
Shares sold	—	—	—	—
Shares issued through dividend reinvestment	—	—	—	—
Shares repurchased	—	—	—	—
Net increase (decrease) in shares outstanding
Investor shares	406,882	105,472	1,218,744	1,083,421
Institutional shares	—	—	—	—

The accompanying notes are an integral part of these financial statements.	43

THE PARNASSUS FUNDS

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

The Parnassus Funds are comprised of two Trusts, the Parnassus Funds trust and the Parnassus Income Funds trust (collectively the “Trusts”), organized as Massachusetts Business Trusts registered under the Investment Company Act of 1940 as diversified, open-end investment management companies, and are comprised of six separate funds (collectively the “Funds”). The Parnassus Funds trust includes the Parnassus Fund which commenced operations on December 27, 1984 and the Parnassus Workplace Fund, the Parnassus Small-Cap Fund and the Parnassus Mid-Cap Fund, which commenced operations on April 29, 2005. The Parnassus Income Funds trust includes the Parnassus Equity Income Fund and the Parnassus Fixed-Income Fund, both of which commenced operations on August 31, 1992.

Securities Valuations

Equity securities that are listed or traded on a national securities exchange are stated at market value, based on recorded closing sales on the exchange or on the Nasdaq’s National Market System official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices. Long-term, fixed-income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Board of Trustees (the “Trustees”). Fixed-income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued as determined by the pricing services based on methods which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities. Short-term investments in U.S. Government Agency discount notes are valued at amortized cost, which approximates market value. Investments in registered investment companies are valued at their net asset value.

Investments where market quotations are not readily available are priced at their fair value, in accordance with procedures established by the Trustees. In determining fair value, the Trustees may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, fundamental analytical data and an evaluation of market conditions. A valuation adjustment is applied to certificates of deposit, community development loans and other community development investments as an estimate of potential penalties for early withdrawal.

In September 2006, Statement of Financial Accounting Standards No. 157 (SFAS 157), Fair Value Measurements, was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The Funds have adopted SFAS 157 as of January 1, 2008. SFAS 157 does not have a material impact on the financial statements, but additional disclosure is required. Various inputs are used in determining the value of the Funds’ portfolio investments. These inputs are summarized in three levels listed below:

Level 1 -	Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 -	Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 -	Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

NOTES TO FINANCIAL STATEMENTS CONTINUED

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Following is a summary of the inputs used in valuing the Funds’ portfolio investments and other financial instruments which are carried at fair value, as of December 31, 2008:

	Parnassus Fund	Parnassus Equity Income Fund
Valuation level	Investments in Securities	Investments in Securities
Level 1	$173,110,869	$1,517,412,843
Level 2	—	—
Level 3	1,280,008	4,759,700
Total	$174,390,877	$1,522,172,543

The following is a reconcilliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Balance as of December 31, 2007	$1,280,065	$3,361,162
Discounts/premiums amortization	(57)	(101,462)
Net purchases (sales)	—	1,500,000
Balance as of December 31, 2008	$1,280,008	$4,759,700

	Parnassus Mid-Cap Fund	Parnassus Small-Cap Fund
Valuation level	Investments in Securities	Investments in Securities
Level 1	$6,609,989	$25,576,870
Level 2	—	—
Level 3	—	—
Total	$6,609,989	$25,576,870

	Parnassus Workplace Fund	Parnassus Fixed-Income Fund
Valuation level	Investments in Securities	Investments in Securities
Level 1	$7,885,572	$7,006,917
Level 2	—	91,906,585
Level 3	—	—
Total	$7,885,572	$98,913,502

THE PARNASSUS FUNDS

NOTES TO FINANCIAL STATEMENTS CONTINUED

Federal Income Taxes

The Trusts intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to shareholders. Therefore, no federal income tax provision is required. Income distributions and capital-gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”).

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes – an interpretation of FASB No.109, which establishes a minimum threshold for income tax benefits to be recognized in the financial statements. These tax benefits must meet a “more likely than not” threshold, which means that based on technical merits, they have a more than 50% likelihood of being sustained upon examination by the tax authority. Tax benefits meeting this threshold are measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with the tax authority. FASB Interpretation No. 48 is effective for periods beginning after December 15, 2006, and was adopted by the funds on January 1, 2007. As of and during the year ended December 31, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year the Funds did not incur interest or penalties. The Funds are not subject to examination by U.S. federal taxing authorities or state taxing authorities for years before 2005. The adoption had no effect on the funds’ financial statements.

Securities Transactions

Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes.

Investment Income, Expenses, and Distributions

Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method, which approximates the interest method. Expenses are recorded on an accrual basis. Distributions to shareholders are recorded on the ex-dividend date to shareholders of record on the record date. The Parnassus Equity Income Fund pays income dividends quarterly and capital-gain dividends annually. The Parnassus Fixed-Income Fund pays income dividends monthly and capital-gain dividends annually. The other Funds pay income and capital-gain dividends annually.

Securities Lending

The Parnassus Fund, the Parnassus Equity Income Fund and the Parnassus Fixed-Income Fund have the ability to lend securities to approved financial institutions to earn additional income and receive cash and/or securities as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them. In September of 2008, the Funds ceased participation in the securities lending program in light of recent credit market activity. The Funds may resume securities lending at a future time if deemed appropriate by the Funds’ Trustees.

Community Development Investment Programs

The Parnassus Fund, the Parnassus Equity Income Fund and the Parnassus Fixed-Income Fund may each invest up to 2% of their assets in community investments and community-development loan funds. Each of the Funds may invest in obligations issued by community loan funds at below-market interest rates if the projects financed have a positive social impact. Generally, there is no secondary market on loan funds and thus these are considered illiquid.

As part of our community development investment program, the Parnassus Equity Income Fund has entered into an agreement for fund investments through the Certificate of Deposit Account Registry Service (“CDARS”) network. The CDARS network allows members to place funds in time deposits with depository institutions whose accounts are insured by the Federal Deposit Insurance Corporation (“FDIC”). Provisions stipulate that participating institutions are FDIC insured, however, in the event of default or bankruptcy by any party to the agreement, the proceeds of the investment may be delayed or subject to legal proceedings and are subject to FDIC limits.

The Parnassus Equity Income Fund holds debt instruments issued by Microvest I, LP, a microfinance limited partnership specializing in providing capital to international microfinance institutions (“MFI’s”) that extend credit to developing countries and the entrepreneurial poor. This instrument may be subject to political and foreign currency exchange risk not normally associated with domestic debt instruments. Microvest I, LP’s investment in MFI’s can be affected by, among other factors, commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the various countries where MFI’s operate.

NOTES TO FINANCIAL STATEMENTS CONTINUED

Capital Stock

Capital stock consists of an unlimited number of authorized shares of capital stock, no par value.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Tax Matters and Distributions

The tax character of distributions paid during the years ended December 31, 2008 and 2007, were as follows:

	Parnassus Fund		Parnassus Equity Income Fund		Parnassus Mid-Cap Fund
Distributions paid from:	2008	2007	2008	2007	2008	2007
Ordinary income	$1,231,700	$—	$13,998,866	$40,451,184	$19,824	$39,184
Long-term capital gains	2,268,400	11,914,329	—	60,339,015	93,715	66,220
Total distributions	$3,500,100	$11,914,329	$13,998,866	$100,790,199	$113,539	$105,404

	Parnassus Small-Cap Fund		Parnassus Workplace Fund		Parnassus Fixed-Income Fund
Distributions paid from:	2008	2007	2008	2007	2008	2007
Ordinary income	$76,307	$18,229	$1,811	$38,847	$3,298,672	$3,077,798
Long-term capital gains	—	135,130	54,783	59,512	19,695	214,276
Total distributions	$76,307	$153,359	$56,594	$98,359	$3,318,367	$3,292,074

At December 31, 2008, the cost of investments in long-term securities, net unrealized appreciation/depreciation, distributable earnings and undistributed earnings for income tax purposes were as follows:

	Parnassus Fund	Parnassus Equity Income Fund	Parnassus Mid-Cap Fund	Parnassus Small-Cap Fund	Parnassus Workplace Fund	Parnassus Fixed-Income Fund
Costs of investment	$251,383,826	$1,614,357,880	$7,586,762	$35,967,118	$9,711,504	$91,674,271
Unrealized appreciation	2,310,434	12,158,342	127,225	577,272	61,019	3,264,903
Unrealized depreciation	(78,916,570)	(230,970,614)	(1,229,258)	(10,936,983)	(2,096,772)	(2,158,989)
Net unrealized appreciation (depreciation)	$(76,606,136)	$(218,812,272)	$(1,102,033)	$(10,359,711)	$(2,035,753)	$1,105,914
Distributable earnings – ordinary income	$1,231,700	$13,968,505	$23,030	$76,307	$16,167	$3,273,294
Distributable earnings – long-term capital gains	$—	$—	$—	$—	$53,640	$7,545
Undistributed earnings – ordinary income	$—	$476,987	$3,206	$—	$14,356	$5,236
Undistributed earnings – long-term capital gains	$—	$—	$—	$—	$—	$—

THE PARNASSUS FUNDS

NOTES TO FINANCIAL STATEMENTS CONTINUED

At December 31, 2008, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were:

Fund	Expiration Year	Capital Loss Carryforwards
Parnassus Fund	2016	$2,708,300
Parnassus Equity Income Fund	2016	$17,627,601
Parnassus Mid-Cap Fund	2016	$793,050
Parnassus Small-Cap Fund	2016	$178,392

Post October capital losses as of December 31, 2008, which are deferred until 2009 for tax purposes:

Fund	Deferred Post-October Capital Loss
Parnassus Fund	$730,651
Parnassus Equity Income Fund	$30,129,366
Parnassus Mid-Cap Fund	$69,708
Parnassus Small-Cap Fund	$21,612
Parnassus Workplace Fund	$56,947
Parnassus Fixed- Income Fund	$—

Net investment income and net ordinary income is the same for all Funds for financial statement and tax purposes during the year ended December 31, 2008 with the exception of Parnassus Equity Income Fund. For Parnassus Equity Income Fund, the net investment income differs from ordinary income for financial statements and tax purposes primarily due to income recognition differences for partnership investments. Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and partnership allocations.

Reclassifications as shown in the following table have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2008. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to the reclassification of dividend income and certain differences in the computation of distributable income and capital gains under Federal tax rules versus U.S. GAAP.

Fund	Increase (Decrease) in Undistributed Net Investment Income	Increase (Decrease) in Undistributed Net Realized Gain/Loss	Decrease in Capital Paid-in
Parnassus Fund	$2,958	$(2,008)	$(950)
Parnassus Equity Income Fund	$73,619	$315,476	$(389,095)
Parnassus Mid-Cap Fund	$(874)	$874	$—
Parnassus Small-Cap Fund	$1,964	$—	$(1,964)
Parnassus Workplace Fund	$(1,811)	$1,811	$—
Parnassus Fixed-Income Fund	$582,315	$(582,315)	$—

NOTES TO FINANCIAL STATEMENTS CONTINUED

3. Purchases and Sales of Securities

Purchases and proceeds from sales of securities, excluding short-term securities, for the year ended December 31, 2008 were as follows:

Fund	Purchases	Sales
Parnassus Fund	$235,141,744	$242,479,956
Parnassus Equity Income Fund	$1,665,385,028	$751,945,429
Parnassus Mid-Cap Fund	$9,586,350	$7,507,562
Parnassus Small-Cap Fund	$44,092,571	$14,984,569
Parnassus Workplace Fund	$9,505,193	$3,820,069
Parnassus Fixed-Income Fund	$59,447,029	$25,281,490

4. Investment Advisory Agreement and Transactions with Affiliates

Under terms of an agreement which provides for furnishing investment management and advice to the Funds, Parnassus Investments is entitled to receive fees payable monthly, based on each Fund’s average daily net assets for the month, at the following annual rates:

Parnassus Fund: 1.00% of the first $10,000,000, 0.75% of the next $20,000,000, 0.70% of the next $70,000,000, 0.65% of the next $100,000,000 and 0.60% of the remaining balance. Parnassus Workplace Fund and Parnassus Mid-Cap Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.70% of the amount above $500,000,000. Parnassus Small-Cap Fund: 1.00% of the first $100,000,000, 0.90% of the next $100,000,000, 0.85% of the next $300,000,000 and 0.80% of the amount above $500,000,000. For the year ended December 31, 2008 and for the period January 1, 2009 to May 1, 2009, Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.99% of net assets for the Parnassus Fund, 1.20% of net assets for the Parnassus Mid-Cap Fund, Parnassus Small-Cap Fund and the Parnassus Workplace Fund.

Parnassus Equity Income Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000 and 0.65% of the amount above $100,000,000. Parnassus Fixed-Income Fund: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above $400,000,000. For the year ended December 31, 2008 and for the period January 1, 2009 to May 1, 2009, Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.99% of net assets for the Parnassus Equity Income Fund – Investor Shares, 0.78% of net assets for Parnassus Equity Income Fund – Institutional Shares, and 0.87% of net assets for the Parnassus Fixed-Income Fund. Parnassus Investments further waived an additional 0.12% of net assets for Parnassus Fixed-Income Fund for the year ended December 31, 2008.

Parnassus Investments receives fees under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the funds. The transfer agent fee was $2.50 per month per account plus any out-of-pocket expenses for the Parnassus Fund, Parnassus Mid-Cap Fund, Parnassus Small-Cap Fund and Parnassus Workplace Fund. The transfer agent fee was $2.70 per month per account plus any out-of-pocket expenses for the Parnassus Equity Income Fund and Parnassus Fixed-Income Fund. The Funds pay the monthly fee based on the number of accounts on record at each month-end. The fund administration reflects annual rates based on net assets for all funds managed by Parnassus Investments and was allocated based on respective fund net assets. The fund administration services fee was 0.07% of average net assets under this new agreement for the year ended December 31, 2008.

Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, recordkeeping and other personal services to their clients who invest in the funds. For these services, the Funds may pay service providers an aggregate service fee on investment accounts at a rate not to exceed 0.25% per annum of average daily net assets. The Parnassus Equity Income Fund – Institutional Shares does not incur service provider fees.

5. Expense Offset Arrangement

The Funds have entered into an arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custody fees. During the year ended December 31, 2008, the custody fees were reduced as indicated in the Statements of Operations by the expense offset.

THE PARNASSUS FUNDS

Financial Highlights

Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for each of the five years ended December 31 are as follows:

Parnassus Fund(d)

	2008		2007		2006		2005		2004
Net asset value at beginning of year	$36.66		$36.23		$31.68		$31.09		$30.05
Income (loss) from operations(c):
Net investment income (loss)	0.17		—		(0.04)		0.16		0.12
Net realized and unrealized gain (loss) on securities	(12.76)		2.03		4.59		0.63		1.05
Total from investment operations	(12.59)		2.03		4.55		0.79		1.17
Distributions:
Dividends from net investment income	(0.17)		(0.01)		—		(0.20)		(0.13)
Distributions from net realized gains on securities	(0.31)		(1.59)		—		—		—
Total distributions	(0.48)		(1.60)		—		(0.20)		(0.13)
Net asset value at end of year	$23.59		$36.66		$36.23		$31.68		$31.09
Total overall return	(34.12%)		5.43%		14.36%		2.55%		3.89%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	1.01%		1.00%		1.01%		1.03%		0.99%
Ratio of net expenses to average net assets (net of waiver and expense offset arrangements)	0.99	%(g)	0.99	%(g)	0.99	%(g)	0.99	%(g)	0.99%
Ratio of net investment income (loss) to average net assets	0.51%		(0.01%)		(0.13%)		0.53%		0.40%
Portfolio turnover rate	98.38%		88.67%		141.98%		136.07%		119.80%
Net assets, end of year (000s)	$173,911		$280,008		$337,646		$292,384		$339,893

Financial Highlights continued

Parnassus Equity Income Fund – Investor Shares

	2008		2007		2006		2005		2004
Net asset value at beginning of year	$25.31		$24.83		$24.02		$25.00		$24.00
Income (loss) from operations(c):
Net investment income	0.27		0.20		0.30		0.41		0.40
Net realized and unrealized gain (loss) on securities	(6.05)		3.28		3.23		0.24		1.79
Total from investment operations	(5.78)		3.48		3.53		0.65		2.19
Distributions:
Dividends from net investment income	(0.24)		(1.18)		(1.38)		(0.85)		(0.56)
Distributions from net realized gains on securities	—		(1.82)		(1.34)		(0.78)		(0.63)
Total distributions	(0.24)		(3.00)		(2.72)		(1.63)		(1.19)
Net asset value at end of year	$19.29		$25.31		$24.83		$24.02		$25.00
Total overall return	(22.95%)		14.13%		14.70%		2.62%		9.30%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	0.99%		1.03%		1.06%		1.07%		1.04%
Ratio of net expenses to average net assets (net of waiver and expense offset arrangements)	0.99	%(g)	0.99	%(g)	0.99	%(g)	0.99	%(g)	1.04%
Ratio of net investment income to average net assets	1.21%		0.73%		1.17%		1.63%		1.63%
Portfolio turnover rate	70.20%		91.42%		116.75%		109.54%		79.88%
Net assets, end of year (000s)	$1,400,214		$867,577		$808,104		$906,844		$894,415

Parnassus Equity Income Fund – Institutional Shares

	2008		2007		2006(f)
Net asset value at beginning of period	$25.35		$24.86		$25.59
Income (loss) from operations(c):
Net investment income	0.32		0.25		0.19
Net realized and unrealized gain (loss) on securities	(6.05)		3.28		1.73
Total from investment operations	(5.73)		3.53		1.92
Distributions:
Dividends from net investment income	(0.28)		(1.22)		(1.31)
Distributions from net realized gains on securities	—		(1.82)		(1.34)
Total distributions	(0.28)		(3.04)		(2.65)
Net asset value at end of year	$19.34		$25.35		$24.86
Total overall return	(22.73%)		14.35%		7.46	%(a)
Ratios/supplemental data:
Ratio of gross expenses to average net assets	0.79%		0.82%		0.85	%(b)
Ratio of net expenses to average net assets (net of waiver and expense offset arrangements)	0.78	%(g)	0.78	%(g)	0.78	%(b)(d)
Ratio of net investment income to average net assets	1.44%		0.95%		1.10	%(b)
Portfolio turnover rate	70.20%		91.42%		116.75%
Net assets, end of period (000s)	$137,501		$45,197		$46,471

THE PARNASSUS FUNDS

Financial Highlights continued

Parnassus Mid-Cap Fund

	2008	2007		2006		2005(e)
Net asset value at beginning of period	$17.39	$17.36		$15.30		$15.00
Income (loss) from operations(c):
Net investment income (loss)	0.06	(0.08)		(0.06)		0.04
Net realized and unrealized gain (loss) on securities	(5.21)	0.40		2.47		0.44
Total from investment operations	(5.15)	0.32		2.41		0.48
Distributions:
Dividends from net investment income	(0.03)	(0.12)		(0.29)		(0.04)
Distributions from net realized gains on securities	(0.21)	(0.17)		(0.07)		(0.14)
Total distributions	(0.24)	(0.29)		(0.36)		(0.18)
Net asset value at end of year	$12.00	$17.39		$17.36		$15.30
Total overall return	(29.38%)	1.81%		15.78%		3.22	%(a)
Ratios/supplemental data:
Ratio of gross expenses to average net assets	2.25%	2.04%		5.29%		9.03	%(b)
Ratio of net expenses to average net assets (net of waiver and expense offset arrangements)	1.20%	1.40	%(g)	1.40	%(g)	1.40	%(b)
Ratio of net investment income (loss) to average net assets	0.40%	(0.42%)		(0.35%)		0.37	%(b)
Portfolio turnover rate	132.74%	76.85%		122.04%		31.41	%(a)
Net assets, end of period (000s)	$6,672	$6,524		$2,409		$640

Parnassus Small-Cap Fund

	2008	2007		2006		2005(e)
Net asset value at beginning of period	$16.91	$17.94		$15.76		$15.00
Income (loss) from operations(c):
Net investment income (loss)	0.08	(0.13)		(0.10)		(0.03)
Net realized and unrealized gain (loss) on securities	(4.32)	(0.56)		3.07		1.18
Total from investment operations	(4.24)	(0.69)		2.97		1.15
Distributions:
Dividends from net investment income	(0.04)	(0.04)		(0.74)		(0.39)
Distributions from net realized gains on securities	—	(0.30)		(0.05)		—
Total distributions	(0.04)	(0.34)		(0.79)		(0.39)
Net asset value at end of year	$12.63	$16.91		$17.94		$15.76
Total overall return	(25.08%)	(3.92%)		18.78%		7.65	%(a)
Ratios/supplemental data:
Ratio of gross expenses to average net assets	1.86%	2.06%		3.03%		7.27	%(b)
Ratio of net expenses to average net assets (net of waiver and expense offset arrangements)	1.20%	1.40	%(g)	1.40	%(g)	1.40	%(b)
Ratio of net investment income (loss) to average net assets	0.51%	(0.72%)		(0.56%)		(0.27	%)(b)
Portfolio turnover rate	100.41%	100.30%		125.00%		86.20	%(a)
Net assets, end of period (000s)	$26,805	$7,997		$5,269		$1,225

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Income (loss) from operations per share is based on average daily shares outstanding.
(d)	Prior to May 1, 2004, the Parnassus Fund charged a sales load of a maximum of 3.5%, which is not reflected in the total overall return figures.
(e)	The Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund commenced operations on April 29, 2005, and the period shown is from April 29, 2005 through December 31, 2005.

Financial Highlights continued

Parnassus Workplace Fund

	2008		2007		2006		2005(e)
Net asset value at beginning of period	$17.60		$17.05		$15.49		$15.00
Income (loss) from operations(c):
Net investment income	0.05		0.03		0.02		0.04
Net realized and unrealized gain (loss) on securities	(5.33)		0.94		2.28		0.50
Total from investment operations	(5.28)		0.97		2.30		0.54
Distributions:
Dividends from net investment income	—		(0.17)		(0.61)		(0.05)
Distributions from net realized gains on securities	(0.10)		(0.25)		(0.13)		—
Total distributions	(0.10)		(0.42)		(0.74)		(0.05)
Net asset value at end of year	$12.22		$17.60		$17.05		$15.49
Total overall return	(29.94%)		5.64%		14.84%		3.60	%(a)
Ratios/supplemental data:
Ratio of gross expenses to average net assets	2.32%		2.64%		4.04%		6.91	%(b)
Ratio of net expenses to average net assets (net of waiver and expense offset arrangements)	1.20	%(g)	1.20	%(g)	1.20	%(g)	1.20	%(b)
Ratio of net investment income (loss) to average net assets	0.30%		0.16%		0.12%		0.39	%(b)
Portfolio turnover rate	72.58%		56.18%		96.93%		27.55	%(a)
Net assets, end of period (000s)	$7,951		$4,293		$2,362		$1,013

Parnassus Fixed-Income Fund

	2008		2007		2006		2005	2004
Net asset value at beginning of year	$16.29		$16.11		$15.79		$15.87	$16.00
Income (loss) from operations(c):
Net investment income	0.47		0.67		0.67		0.48	0.33
Net realized and unrealized gain (loss) on securities	0.01		0.25		0.49		(0.08)	(0.01)
Total from investment operations	0.48		0.92		1.16		0.40	0.32
Distributions:
Dividends from net investment income	(0.57)		(0.69)		(0.74)		(0.48)	(0.33)
Distributions from net realized gains on securities	(0.01)		(0.05)		(0.10)		—	(0.09)
Return of capital	—		—		—		—	(0.03)
Total distributions	(0.58)		(0.74)		(0.84)		(0.48)	(0.45)
Net asset value at end of year	$16.19		$16.29		$16.11		$15.79	$15.87
Total overall return	2.98%		5.81%		7.45%		2.55%	2.05%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	0.88%		0.87%		0.92%		1.01%	0.97%
Ratio of net expenses to average net assets
(net of waiver and expense offset arrangements)	0.75	%(g)	0.75	%(g)	0.75	%(g)	0.75%	0.75%
Ratio of net investment income to average net assets	2.90%		4.13%		4.13%		3.03%	2.08%
Portfolio turnover rate	44.87%		32.48%		41.27%		34.08%	24.38%
Net assets, end of year (000s)	$100,070		$80,862		$62,520		$45,879	$38,205

(f)	The Parnassus Equity Income Fund – Institutional Shares commenced operations on April 28, 2006, and the period shown is from April 28, 2006 through December 31, 2006.
(g)	Parnassus Investments has contractually limited expenses to an annualized rate of 0.99% for the Parnassus Fund, 0.99% for Parnassus Equity Income Fund – Investor Shares, 0.78% for the Parnassus Equity Income Fund – Institutional Shares, 1.20% for the Parnassus Mid-Cap Fund, Parnassus Small-Cap Fund and the Parnassus Workplace Fund and 0.87% for the Parnassus Fixed-Income Fund. Parnassus Investments has also voluntarily limited additional expenses for the Parnassus Fixed-Income Fund. For the year ending December 31, 2008, Parnassus Investments has agreed to further reduce the total operating expenses from 1.40% to 1.20% of net assets, exclusive of acquired fund fees, for the Parnassus Mid-Cap and Parnassus Small-Cap Funds. (See note 4 for details).

ADDITIONAL INFORMATION (UNAUDITED)

Board of Trustees and Officers

	Independent Trustees§			Interested Trustee†
Name Age Address	Herbert A. Houston 65 1 Market Street Suite 1600 San Francisco, California 94105	Jeanie S. Joe 61 1 Market Street Suite 1600 San Francisco, California 94105	Donald V. Potter 63 1 Market Street Suite 1600 San Francisco, California 94105	Jerome L. Dodson†† 65 1 Market Street Suite 1600 San Francisco, California 94105

Position(s) Held with Funds	Trustee	Trustee	Trustee	President and Trustee

Term of Office and Length of Service	Indefinite. Since 1992 for Parnassus Income Funds. Since 1998 for Parnassus Funds.	Indefinite. Since 2004.	Indefinite. Since 2002.	Indefinite. Since 1992 for Parnassus Income Funds. Since 1984 for the Parnassus Funds.

Principal Occupation(s) During Past 5 Years	Healthcare consultant and owner of several small businesses; Chief Executive Officer of the Haight Ashbury Free Clinics, Inc. from 1987 to 1998.	President of Geo/ Resource Consultants, a geotechnical and environmental consulting firm, since 1995.	President and owner of Windermere Associates, a consulting firm specializing in business strategy, since 1984.	President and Trustee of the Parnassus Funds and the Parnassus Income Funds since their inceptions; President and Director of Parnassus Investments since June 1984.

Portfolios in the Fund Complex Overseen by Trustee	Six	Six	Six	Six

Other Directorships Held by Trustee	None	None	None	None

§	“Independent” trustees are trustees who are not deemed to be “interested persons” of the Funds, as defined in the Investment Company Act of 1940.

†	An “interested” trustee is a trustee who is deemed to be an “interested person” of the Funds, as defined in the Investment Company Act of 1940. Jerome L. Dodson is an interested person of the Funds because of his ownership in the Funds’ investment adviser and because he is an officer of the Trusts.

Additional information about the fund’s Board of Trustees is available in the Statement of Additional Information. The Statement of Additional information is available without charge on the Securities and Exchange Commission’s website (www.sec.gov) or by calling us at (800) 999-3505.

54	The Parnassus Funds

ADDITIONAL INFORMATION (UNAUDITED) continued

Board of Trustees and Officers continued

Officers§
Name Age Address	Todd C. Ahlsten 36 1 Market Street Suite 1600 San Francisco, California 94105	Marc C. Mahon 31 1 Market Street Suite 1600 San Francisco, California 94105	Richard D. Silberman 70 1 Market Street Suite 1600 San Francisco, California 94105	John V. Skidmore II 43 1 Market Street Suite 1600 San Francisco, California 94105

Position(s) Held with Funds	Vice President	Treasurer	Secretary	Chief Compliance Officer and Assistant Secretary

Term of Office and Length of Service	Indefinite. Since 2001.	Indefinite. Since 2007.	Indefinite. Since 1986.	Indefinite. Since 2008.

Principal Occupation(s) During Past 5 Years	Financial Analyst and Director of Research at Parnassus Investments since 1995. Portfolio manager of the Equity Income Fund and Fixed-Income Fund since May 2001.	Chief Financial Officer of Parnassus Investments since December 2007. Treasurer of Parnassus Funds and Parnassus Income Funds since March 2007. Accounting Manager of Parnassus Funds and Parnassus Income Funds July 2004 to March 2007. Senior Accountant with Paul Capital Partners 2003-2004.	Retired business lawyer.	Chief Compliance Officer of Parnassus Investments since February 2008. Deputy Chief Compliance Officer of AssetMark Investment Services from 2005 to 2007. Vice President of Wells Fargo Funds Management from 2000 to 2005.

The Parnassus Funds	55

ADDITIONAL INFORMATION (UNAUDITED) continued

Proxy Disclosures

Parnassus proxy voting policies and procedures are available, without charge, on our website (www.parnassus.com), on the Securities and Exchange Commission’s website (www.sec.gov) and by calling us at (800) 999-3505. The Funds file a proxy voting record with the Securities and Exchange Commission for the 12 months ended June 30. The most recent report is available by calling Parnassus or obtaining from the Securities and Exchange Commission’s website or our Parnassus website.

Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The quarterly portfolio holdings are available on the Securities and Exchange Commission’s website (www.sec.gov). The Funds’ Form N-Q may also be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Federal Income Tax Information

For the year ended December 31, 2008, the following percentages of ordinary income distributed by the Funds that qualify for the individual qualified dividend income deduction (QDI) and the corporate dividends received deduction (DRD) are as follows:

	QDI	DRD
Parnassus Fund	100.00%	100.00%
Parnassus Equity Income Fund	97.03%	97.04%
Parnassus Mid-Cap Fund	100.00%	100.00%
Parnassus Small-Cap Fund	100.00%	100.00%
Parnassus Workplace Fund	NA	NA
Parnassus Fixed-Income Fund	0.42%	0.42%

56	The Parnassus Funds

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The Parnassus Funds	57

THE PARNASSUS FUNDS

1 Market Street, Suite 1600

San Francisco, CA 94105

(800) 999-3505

(415) 778-0200

www.parnassus.com

Investment Adviser

Parnassus Investments 1 Market Street, Suite 1600 San Francisco, CA 94105

Legal Counsel

Foley & Lardner LLP 777 E. Wisconsin Ave. Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

50 Fremont Street San Francisco, CA 94105

Distributor

Parnassus Funds Distributor 1 Market Street, Suite 1600 San Francisco, CA 94105

This report must be preceded or accompanied by a current prospectus.

Printed on recycled paper with soy-based ink.

Item 2: Code of Ethics

The registrant has adopted a code of ethics dated July 22, 2003 that applies to the registrant’s principal executive officer (President) and principal financial officer (Treasurer) for the fiscal year ending December 31, 2008. During the fiscal year ending December 31, 2008 there were no amendments to any provisions of this code of ethics.

Item 3: Audit Committee Financial Expert

The Board of Trustees of the Parnassus Funds determined that Donald Potter, Chairman of the Board’s Audit Committee, qualified as an “audit committee financial expert” as defined by Form N-CSR. The Trustee’s decision was based on Mr. Potter’s understanding of generally accepted accounting principles (GAAP), experience applying GAAP, familiarity with internal controls and procedures for financial reporting and understanding of audit committee functions. He gained this knowledge from thirty years of experience as a strategy consultant for major corporations while working at McKinsey & Co. Management Consultants and at his own firm, Windermere Associates. He also spent four years working as a financial executive for a Fortune 500 company. He served as Chairman of the Audit Committee of Media Arts Groups and has also served on the Audit Committees of DLJ Direct and Peer Foods. Mr. Potter is a graduate of Harvard Business School where he was named a Baker Scholar for finishing in the top 5% of his class. Mr. Potter is an independent trustee.

Item 4: Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2007 and 2008 were $99,853 and $98,935 respectively.

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services rendered by the principal accountants that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal years ended December 31, 2007 and 2008 were $14,400 and $4,027 respectively. Audit-related services relate to providing an internal control letter for affiliated transfer agent operations which are billed to the registrant’s investment advisor.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2007 and 2008 were $15,592 and, $15,400 respectively.

(d) All Other Fees

There were no fees billed in each of the last two fiscal years for products and services by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) The Audit Committee’s pre-approval policies and procedures are as follows:

The audit committee is required to pre-approve all audit services and permitted non-audit services provided by the independent accountants for the Parnassus Fund, affiliated funds, and other service affiliates.

Explicit pre-approval by the Audit Committee Chair shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees of $10,000 or less and the Audit Committee Chair shall report such approval to the full audit committee at the next regularly scheduled meeting. Explicit pre-approval by the full Audit Committee shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees in excess of $10,000. Officers of the Funds shall furnish the audit committee at least annually with a listing of all fees paid to the independent accountants including non-audit services performed. For certain non-audit services which are no more than five percent of the total fees paid by the Trust, such fees may be exempted from the required pre-approval process specified above subject to limitations and prompt disclosure of such services are identified, and in all cases approval is required prior to completion.

(e)(2) None.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser forth in 4(b) and (c) of this Item of $15,592 and $15,400 for the fiscal years ended December 31, 2007 and 2008, respectively.

Item 5: Not applicable.

Item 6: Included as part of the report to shareholders filed under Item 1 of this form.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: For the purposes of this Item, there have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11: Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits attached hereto.

(a)(1) Code of Ethics

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) - Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Parnassus Funds

Date: February 13, 2009	By:	/s/ Jerome L. Dodson
Jerome L. Dodson President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 13, 2009	By:	/s/ Jerome L. Dodson
Jerome L. Dodson President

Date: February 13, 2009	By:	/s/ Marc C. Mahon
Marc C. Mahon Treasurer